EXHIBIT 99.10

                                  $741,276,000
                                (Approximate) (2)
                                 GSAMP 2004-FM2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates (1)
----------------------------------------

------------- ---------------- ----------- ----------------- ----------- --------------- ----------- -------------- --------------
                Approximate
                  Initial                                                   Initial        Average     Principal
                 Principal     Certificate      Primary       Credit     Pass-Through-      Life        Payment       S&P/Moody's
Certificates    Balance (2)        Type     Collateral Group  Support       Rate (3)       (yrs)(4)    Window (5)        Ratings
------------- ---------------- ----------- ----------------- ----------- --------------- ----------- -------------- --------------
 A-2A            $271,938,000       Sr          Group II        20.500%   LIBOR + [ ]%      1.91     04/04 - 04/11     AAA/Aaa
 A-2B              30,215,000     Sr/Mez        Group II        20.500%   LIBOR + [ ]%      5.77     12/07 - 04/11     AAA/Aaa
 A-3A             211,093,000       Sr         Group III        20.500%   LIBOR + [ ]%      1.49     04/04 - 09/08     AAA/Aaa
 A-3B              44,453,000       Sr         Group III        20.500%   LIBOR + [ ]%      6.24     09/08 - 04/11     AAA/Aaa
 M-1               67,898,000      Mez         All Groups       13.750%   LIBOR + [ ]%      4.89     08/07 - 04/11     AA/Aa2
 M-2               55,325,000      Mez         All Groups        8.250%   LIBOR + [ ]%      4.80     06/07 - 04/11      A/A2
 M-3               17,603,000      Mez         All Groups        6.500%   LIBOR + [ ]%      4.77     05/07 - 04/11      A-/A3
 B-1               15,089,000      Sub         All Groups        5.000%   LIBOR + [ ]%      4.76     05/07 - 04/11    BBB+/Baa1
 B-2               14,585,000      Sub         All Groups        3.550%   LIBOR + [ ]%      4.75     04/07 - 04/11    BBB/Baa2
 B-3               13,077,000      Sub         All Groups        2.250%   LIBOR + [ ]%      4.73     04/07 - 04/11    BBB-/Baa3
 Total
------------- ---------------- ----------- ----------------- ----------- --------------- ----------- -------------- --------------

Not Offered Certificates
------------- ---------------- ----------- ----------------- ----------- --------------- ----------- -------------- --------------
 A-1                N/A            N/A            N/A           N/A           N/A           N/A           N/A             N/A
 B-4                N/A            N/A            N/A           N/A           N/A           N/A           N/A             N/A
------------- ---------------- ----------- ----------------- ----------- --------------- ----------- -------------- --------------

(1) The principal balance of the Offered Certificates are calculated using the scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 5 CPR.

(2) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.

(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.

(5) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in January 2034.

Selected Mortgage Pool Data (6)
-------------------------------

----------------------------------------- ------------------------------ -----------------------------
                                                     Group I                       Group II
                                          ------------------------------ -----------------------------
                                            Adjustable                     Adjustable
                                               Rate        Fixed Rate         Rate        Fixed Rate
                                          --------------- -------------- --------------- -------------
Scheduled Principal Balance:                $233,694,487    $72,243,233    $303,719,643   $78,274,246
Number of Mortgage Loans:                          1,089            638           1,846           711
Avg. Scheduled Principal Balance:               $214,595       $113,234        $164,529      $110,090
Wtd. Avg. Gross Coupon:                           7.050%         7.906%          7.388%        7.945%
Wtd. Avg. Net Coupon(7):                          6.545%         7.401%          6.883%        7.440%
Wtd. Avg. Original FICO Score:                       635            646             621           648
Wtd. Avg. Original Combined LTV Ratio(8):         84.78%         81.36%          83.08%        80.64%
Wtd. Avg.  Std. Remaining Term (Mo.):                357            325             357           316
Wtd. Avg.  Seasoning (Mo.):                            3              3               3             3
Wtd. Avg.  Months to Roll(9):                         22            N/A              21           N/A
Wtd. Avg.  Gross Margin(9):                        6.93%            N/A           6.97%           N/A
Wtd. Avg.  Initial Rate Cap(9):                    3.00%            N/A           3.00%           N/A
Wtd. Avg. Periodic Rate Cap(9):                    1.50%            N/A           1.50%           N/A
Wtd. Avg. Gross Max.  Lifetime Rate(9):           14.05%            N/A          14.39%           N/A
----------------------------------------- --------------- -------------- --------------- -------------

----------------------------------------- ----------------------------- ---------------
                                                   Group III
                                          -----------------------------
                                            Adjustable
                                               Rate        Fixed Rate     Aggregate
                                          --------------- ------------- ---------------
Scheduled Principal Balance:                $251,425,681   $71,606,608  $1,010,963,897
Number of Mortgage Loans:                            771           622           5,677
Avg. Scheduled Principal Balance:               $326,103      $115,123        $178,081
Wtd. Avg. Gross Coupon:                           7.282%        8.068%          7.412%
Wtd. Avg. Net Coupon(7):                          6.777%        7.563%          6.907%
Wtd. Avg. Original FICO Score:                       626           643             631
Wtd. Avg. Original Combined LTV Ratio(8):         84.15%        82.28%          83.17%
Wtd. Avg.  Std. Remaining Term (Mo.):                357           323             349
Wtd. Avg.  Seasoning (Mo.):                            3             3               3
Wtd. Avg.  Months to Roll(9):                         21           N/A              21
Wtd. Avg.  Gross Margin(9):                        6.95%           N/A           6.95%
Wtd. Avg.  Initial Rate Cap(9):                    3.00%           N/A           3.00%
Wtd. Avg. Periodic Rate Cap(9):                    1.50%           N/A           1.50%
Wtd. Avg. Gross Max.  Lifetime Rate(9):           14.29%           N/A          14.25%
----------------------------------------- --------------- ------------- ---------------

(6) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

(8) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(9) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

      o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by Fremont Investment & Loan ("Fremont").

      o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.00% and excess spread.

      o     The Mortgage Loans will be serviced by HomEq Servicing Corporation.

      o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Group I Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the Class A-1, M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates in the manner described herein. The Group I Interest Rate Cap will have an initial notional amount of $304,396,137 and a term of 32 months. (See Appendix A for Group I Interest Rate Cap details).

      o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

      o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

      o The transaction will be modeled on INTEX as "GSA04FM2" and on Bloomberg as "GSAMP 04 FM2".

      o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:              March 30, 2004

Statistical Calculation Date:       February 1, 2004

Cut-off Date:                       March 1, 2004

Expected Pricing Date:              On or before March 10, 2004

First Distribution Date:            April 25, 2004

Key Terms
---------

Offered Certificates:               Class A-2, A-3, M-1, M-2, M-3, B-1, B-2 and
                                    B-3 Certificates

Class A Certificates:               Class A-1, A-2 and A-3 Certificates

Class A-2 Certificates:             Class A-2A and A-2B Certificates

Class A-3 Certificates:             Class A-3A and A-3B Certificates

Class M Certificates:               Class M-1, M-2 and M-3 Certificates

Class B Certificates:               Class B-1, B-2, B-3 and B-4 Certificates

Depositor:                          GS Mortgage Securities Corp.

Manager:                            Goldman, Sachs & Co.

Servicer:                           HomEq Servicing Corporation. Fremont will
                                    act as interim servicer. Fremont will
                                    transfer servicing to the Servicer for a portion of the Mortgage Loans in April 2004 and will transfer servicing for the remainder of the Mortgage Loans in May 2004.

Trustee:                            Wells Fargo Bank, National Association

Servicing Fee Rate:                 50 bps

Trustee Fee Rate:                   0.5 bps

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date:                  25th day of the month or the following
                                    Business Day

Interest Rate Cap Provider:         Goldman Sachs Capital Markets LP. The
                                    short-term unsecured debt obligations of the guarantor of the cap provider, The Goldman
                                    Sachs Group, Inc., are rated P-1 by Moody's
                                    Investors Service Inc., A-1 by Standard &
                                    Poor's Ratings Group and F1+ by Fitch
                                    Ratings. The long-term unsecured debt
                                    obligations of the guarantor are rated Aa3 by Moody's, A+ by S&P and AA- by Fitch

Record Date:                        For any Distribution Date, the last Business
                                    Day of the accrual period

Delay Days:                         0 day delay on all Offered Certificates

Day Count:                          Actual/360 basis

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Prepayment Period:                  The calendar month preceding the month in
                                    which the servicer remittance date occurs in the case of any Mortgage Loans interim serviced by Fremont, or either (A) with respect to any unscheduled receipt of principal (other than voluntary partial principal prepayments), the period from and including the 16th day of the month preceding the month in which such Distribution Date occurs to and including the 15th day of the month in which the Distribution Date occurs or (B) and with respect to voluntary principal prepayments in part, the calendar month prior to the Distribution Date, in the case of any Mortgage Loan serviced by the Servicer

Interest Accrual Period:            The prior Distribution Date to the day prior
                                    to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date

Pricing Prepayment
Assumptions:                        Adjustable rate mortgage loans:  28% CPR
                                    Fixed rate mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 12 (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter

Mortgage Loans:                     The trust will consist of three groups of
                                    subprime, fixed and adjustable rate, first and second lien residential mortgage loans

Group I Mortgage Loans:             Approximately $305,937,720 of Mortgage Loans
                                    with original principal balances that
                                    conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie
                                    Mae and Freddie Mac

Group II Mortgage Loans:            Approximately $381,993,889 of Mortgage Loans
                                    with original principal balances that
                                    conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie
                                    Mae and Freddie Mac

Group III Mortgage Loans:           Approximately $323,032,288 of Mortgage Loans
                                    with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner:

                                    Initial Gross WAC(1):              7.4114%

                                    Less Fees & Expenses(2):           0.5050%

                                    Net WAC:                           6.9064%

                                    Less Initial Offered Certificate
                                    Coupon (Approx.) (3)               1.5215%
                                    -------------------------------- -----------

                                    Initial Excess Spread:             5.3849%

                                          (1)   This amount will vary on each
                                                distribution date based on
                                                changes to the weighted average
                                                interest rate on the Mortgage
                                                Loans a well as any changes in
                                                day count.

                                          (2)   Includes the servicing fee and
                                                trustee fees.

                                          (3)   Assumes 1-month LIBOR equal to
                                                1.10% initial marketing spreads
                                                and a 30-day month. This amount
                                                will vary on each distribution
                                                date based on changes to the
                                                weighted average
                                                Pass-Through-Rates on the
                                                Offered Certificates as well as
                                                any changes in day count.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

Compensating Interest:              The Servicer will be obligated to pay
                                    compensating interest equal to the lesser of
                                    (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments in full on the Mortgage Loans from the 16th day of the month preceding the month in which the related Distribution Date occurs through the last day of such month (mortgage loans that prepay from the 1st day of the month in which the related Distribution date occurs through the 15th day of that month will be passed through during the same month) and
                                    (B) the aggregate Servicing Fee received by the Servicer for that Distribution Date. For the Mortgage Loans interim serviced by Fremont for a full calendar month, Fremont will be obligated to pay compensating interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls resulting from voluntary principal prepayments in full on those Mortgage Loans during the month preceding the month in which the related Distribution
                                    Date occurs and (B) the aggregate servicing fee received by Fremont for that Distribution Date. However, during the months of April 2004 and May 2004, during which servicing of certain of the Mortgage
                                    Loans is expected to be transferred by
                                    Fremont to the Servicer, prepayments on
                                    these Mortgage Loans that occur from the 1st day of the month of the servicing transfer to the 15th day of the month of the servicing transfer will be passed through during the following month; any related prepayment interest shortfalls will not be covered by any compensating interest payments by either the Servicer or Fremont

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call

Rating Agencies:                    Standard & Poor's Ratings Group and Moody's
                                    Investors Service, Inc. will rate all the Offered Certificates

Minimum Denomination:               $25,000 with regard to Class A Certificates,
                                    and $250,000 with regard to the Class M and B Certificates.

Legal Investment:                   It is anticipated that no Offered
                                    Certificates will be SMMEA eligible

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one month LIBOR plus a margin that will step up after the optional clean up call date, subject to the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.00% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in April 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 41.00%.

---------------- -------------------------------- -----------------------------
     Class       Initial Subordination Percentage   Step-Down Date Percentage

---------------- -------------------------------- -----------------------------
        A                     20.50%                          41.00%
---------------- -------------------------------- -----------------------------
       M-1                    13.75%                          27.50%
---------------- -------------------------------- -----------------------------
       M-2                    8.25%                           16.50%
---------------- -------------------------------- -----------------------------
       M-3                    6.50%                           13.00%
---------------- -------------------------------- -----------------------------
       B-1                    5.00%                           10.00%
---------------- -------------------------------- -----------------------------
       B-2                    3.55%                           7.10%
---------------- -------------------------------- -----------------------------
       B-3                    2.25%                           4.50%
---------------- -------------------------------- -----------------------------
       B-4                    1.00%                           2.00%
---------------- -------------------------------- -----------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [ ]% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

----------------------------- ---------------------------------------------------------------------------------------
     Distribution Date                                 Cumulative Realized Loss Percentage:
----------------------------- ---------------------------------------------------------------------------------------
  April 2007 - March 2008         3.250% for the first month, plus an additional 1/12th of 1.750% for each month thereafter (e.g., approximately 3.396% in May 2007)
----------------------------- ---------------------------------------------------------------------------------------
  April 2008 - March 2009         5.000% for the first month, plus an additional 1/12th of 1.250% for each month thereafter (e.g., approximately 5.104% in May 2008)
----------------------------- ---------------------------------------------------------------------------------------
  April 2009 - March 2010         6.250% for the first month, plus an additional 1/12th of 0.500% for each month thereafter (e.g., approximately 6.292% in May 2009)
----------------------------- ---------------------------------------------------------------------------------------
 April 2010 and thereafter                                            6.750%
----------------------------- ---------------------------------------------------------------------------------------

Step-Up Coupons. For all Certificates the coupon will increase after the Optional Clean-up Call date is first exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through-Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through-Rate. The Class A-2A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through-Rate. The Class A-2B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-3A Pass-Through-Rate. The Class A-3A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group III Cap, and (iii) the WAC Cap.

Class A-3B Pass-Through-Rate. The Class A-3B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group III Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through-Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through-Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through-Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through-Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Pass-Through-Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through-Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through-Rate. The Class B-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing fees and other fees (calculated on an actual/360 day count basis).

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing fees and other fees (calculated on an actual/360 day count basis).

Loan Group III Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group III Mortgage Loans in effect on the beginning of the related Due Period less servicing fees and other fees (calculated on an actual/360 day count basis).

Class A-1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through-Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through-Rate (without regard to the Loan Group I or WAC Cap).

Class A-2A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2A Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2A Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2A Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap).

Class A-2B Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2B Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2B Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2B Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap).

Class A-3A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-3A Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-3A Pass-Through-Rate (without regard to the Loan Group III Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group III Cap or WAC Cap; (ii) any Class A-3A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-3A Pass-Through-Rate (without regard to the Loan Group III Cap or WAC Cap).


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A-3B Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-3B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-3B Pass-Through-Rate (without regard to the Loan Group III Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group III Cap or WAC Cap; (ii) any Class A-3B Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-3B Pass-Through-Rate (without regard to the Loan Group III Cap or WAC Cap).

Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M and B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through-Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through-Rate (without regard to the WAC
Cap).

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) Concurrently, (1) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates, (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to the Class A-2A and A-2B Certificates) to the Class A-2A and A-2B Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2A and A-2B Certificates from prior Distribution Dates; and (3) from Interest Remittance Amounts related to the Group III Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to the Class A-3A and A-3B Certificates) to the Class A-3A and Class A-3B Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-3A and Class A-3B Certificates from prior Distribution Dates; provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (1),
            (2) or (3) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (1), (2) or (3) above will be available to cover that shortfall;

      (ii) to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

      (iii) to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

(b) to the Class A-2A Certificates, the Group II Principal Distribution Amount, until their Certificate Principal Balance has been reduced to zero, and then to the Class A-2B Certificates, until their Certificate Principal Balance has been reduced to zero,

(c) to the Class A-3A Certificates, the Group III Principal Distribution Amount, until their Certificate Principal Balance has been reduced to zero, and then to the Class A-3B Certificates, until their Certificate Principal Balance has been reduced to zero,

(d) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero, and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, allocated pro rata between the Class A-2A and Class A-2B Certificates until the Certificate Principal Balance of such Class has been reduced to zero,

(c) to the Class A-3 Certificates, the lesser of the Group III Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-3 Certificates, allocated sequentially to the Class A-3A and Class A-3B Certificates until the Certificate Principal Balance of such Class has been reduced to zero,

(d) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero, and

      (vi) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero.

      (vii) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between (i) the Class A-1 Certificates (ii) the Class A-2 Certificates and (iii) the Class A-3 Certificates based on the Class A Principal Allocation Percentage for each such Class on such Distribution Date; provided, however, that if the Certificate Principal Balance of any class of Class A Certificates is reduced to zero, then the remaining


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the other Class A Certificates remaining outstanding until the Certificate Principal Balance of such Class have been reduced to zero. However, from and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates and the notional balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A3 Certificates are required to be allocated pro rata to the Class A3 Certificates, based on their respective Certificate Principal Balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vi) to the Class B-3 Certificates, their unpaid interest shortfall amount,

      (vii) to the Class B-4 Certificates, their unpaid interest shortfall amount,

     (viii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2A Basis Risk Carry Forward Amount to the Class A-2A Certificates, any Class A-2B Basis Risk Carry Forward Amount to the Class A-2B Certificates, any Class A-3A Basis Risk Carry Forward Amount to the Class A-3A Certificates, and any Class A-3B Basis Risk Carry Forward Amount to the Class A-3B Certificates,

      (ix) sequentially, to Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts, and

      (x) also, from any available Group I Interest Rate Cap payments, sequentially to the Class A-1, M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-4 Certificates, fourth to the Class B-3 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-1 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates, and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its Certificate Principal Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to the Class A Certificates.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing fees and trustee fees.

Accrued Certificate Interest. For each class of Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through-Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers' Civil Relief Act or any similar state statutes.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

Group III Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group III Mortgage Loans.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related Prepayment Period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fee and trustee fee) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; (i) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (iii) in the case of the Class A-3 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group III Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 59.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 72.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.90% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 98.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type
-------------------------------------------------

                                             0-12             13-24             25-36
       Product           No Penalty         Months            Months           Months            Total
--------------------- ----------------- ---------------- ----------------- ---------------- -----------------
2/28 ARM                   $84,238,954      $70,059,243      $501,704,359       $6,678,126      $662,680,682
2/28 IO                      3,117,220        4,253,255        83,448,790                0        90,819,264
3/27 ARM                     3,260,893        2,656,157         3,353,018       15,150,942        24,421,009
3/27 IO                              0          611,800         1,522,462        8,784,593        10,918,854
Fixed Rate                  24,186,942       12,339,272        83,198,445      102,399,428       222,124,087
--------------------- ----------------- ---------------- ----------------- ---------------- -----------------
TOTAL                     $114,804,009      $89,919,727      $673,227,074     $133,013,088    $1,010,963,897
===================== ================= ================ ================= ================ =================

                                             0-12             13-24             25-36
       Product           No Penalty         Months            Months           Months
--------------------- ----------------- ---------------- ----------------- ----------------
2/28 ARM                     12.71%           10.57%           75.71%             1.01%
2/28 IO                       3.43             4.68            91.88              0.00
3/27 ARM                     13.35            10.88            13.73             62.04
3/27 IO                       0.00             5.60            13.94             80.45
Fixed Rate                   10.89             5.56            37.46             46.10
TOTAL                        11.36%            8.89%           66.59%            13.16%
===================== ================= ================ ================= ================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on March 2, 2004) are used

o     40% loss severity |X| There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

---------------------------------------------------------------------------------------------------------------------------
                                              First Dollar of Loss            LIBOR Flat                 0% Return
---------------------------------------------------------------------------------------------------------------------------
      Class M-1      CDR (%)                                    30.92                      31.18                     32.66
                     Yield (%)                                 3.4008                     2.8687                    0.0035
                     WAL                                         3.57                       3.57                      3.46
                     Modified Duration                            3.4                        3.4                      3.37
                     Principal Window                   Oct07 - Oct07              Oct07 - Oct07             Sep07 - Sep07
                     Principal Writedown            39,130.24 (0.06%)       1,412,280.55 (2.08%)     8,054,114.16 (11.86%)
                     Total Collat Loss        192,299,888.03 (19.12%)    193,492,627.54 (19.24%)   198,690,805.11 (19.75%)
---------------------------------------------------------------------------------------------------------------------------
      Class M-2      CDR (%)                                    20.33                      20.86                     22.01
                     Yield (%)                                 4.3428                     3.1532                    0.0236
                     WAL                                          4.4                       4.31                      4.14
                     Modified Duration                           4.05                       4.00                      3.97
                     Principal Window                   Aug08 - Aug08              Jul08 - Jul08             Jun08 - Jun08
                     Principal Writedown             6,721.63 (0.01%)       2,982,584.74 (5.39%)     9,891,059.02 (17.88%)
                     Total Collat Loss        149,411,329.46 (14.85%)    151,542,202.56 (15.07%)   157,040,418.81 (15.61%)
---------------------------------------------------------------------------------------------------------------------------
      Class M-3      CDR (%)                                    17.58                      17.74                     18.15
                     Yield (%)                                 4.5809                     3.3106                    0.0949
                     WAL                                         4.65                       4.65                      4.51
                     Modified Duration                           4.23                       4.25                      4.22
                     Principal Window                   Nov08 - Nov08              Nov08 - Nov08             Oct08 - Oct08
                     Principal Writedown            48,520.97 (0.28%)       1,183,031.91 (6.72%)     3,649,036.16 (20.73%)
                     Total Collat Loss        135,462,331.53 (13.47%)    136,447,918.21 (13.56%)   138,183,960.24 (13.74%)
---------------------------------------------------------------------------------------------------------------------------
      Class B-1      CDR (%)                                    15.37                      15.58                     15.89
                     Yield (%)                                 4.9798                     3.3746                    0.0550
                     WAL                                          4.9                       4.81                      4.73
                     Modified Duration                           4.39                       4.35                      4.39
                     Principal Window                   Feb09 - Feb09              Jan09 - Jan09             Jan09 - Jan09
                     Principal Writedown            30,923.70 (0.20%)       1,283,848.48 (8.51%)     3,586,450.16 (23.77%)
                     Total Collat Loss        123,487,919.24 (12.28%)    124,204,933.91 (12.35%)   126,215,335.81 (12.55%)
---------------------------------------------------------------------------------------------------------------------------
      Class B-2      CDR (%)                                    13.40                      13.57                     13.88
                     Yield (%)                                 5.0967                     3.4714                    0.0089
                     WAL                                         5.07                       5.05                      4.93
                     Modified Duration                            4.5                       4.52                      4.57
                     Principal Window                   Apr09 - Apr09              Apr09 - Apr09             Apr09 - Apr09
                     Principal Writedown            59,174.86 (0.41%)       1,372,161.80 (9.41%)     3,767,581.99 (25.83%)
                     Total Collat Loss        111,413,250.97 (11.08%)    112,589,018.23 (11.19%)   114,719,413.58 (11.40%)
---------------------------------------------------------------------------------------------------------------------------
      Class B-3      CDR (%)                                    11.66                      11.96                     12.21
                     Yield (%)                                 6.4885                     3.4313                    0.0736
                     WAL                                         5.32                       5.17                         5
                     Modified Duration                           4.52                       4.49                      4.52
                     Principal Window                   Jul09 - Jul09              Jun09 - Jun09             Jun09 - Jun09
                     Principal Writedown             5,137.62 (0.04%)      2,233,867.14 (17.08%)     4,227,048.02 (32.32%)
                     Total Collat Loss        100,587,706.95 (10.00%)    102,280,843.65 (10.17%)   104,084,349.52 (10.35%)
---------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group I Cap, Loan Group II Cap, Loan Group III Cap, WAC Cap and Effective Loan Group I Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                                                                                        Effective
  Distribution    Loan Group I    Loan Group II      Loan Group                       Loan Group I
      Date           Cap (%)         Cap (%)        III Cap (%)       WAC Cap (%)        Cap (%)
---------------- -------------- ----------------- --------------- ----------------- ----------------
     Apr-04          7.4963          7.7741           7.7233            7.6738          10.4260
     May-04          6.9821          7.2395           7.1930            7.1468           9.2552
     Jun-04          6.5341          6.7739           6.7310            6.6876           9.2548
     Jul-04          6.5364          6.7752           6.7330            6.6894           9.2548
     Aug-04          6.7564          7.0023           6.9592            6.9141           9.2550
     Sep-04          6.1440          6.3668           6.3280            6.2869           9.2545
     Oct-04          7.2430          7.5048           7.4596            7.4110           9.2554
     Nov-04          6.3391          6.5675           6.5283            6.4858           9.2547
     Dec-04          6.5448          6.7801           6.7400            6.6959           9.2548
     Jan-05          6.9973          7.2483           7.2057            7.1586           9.2552
     Feb-05          6.5467          6.7811           6.7414            6.6974           9.2548
     Mar-05          7.2488          7.5080           7.4642            7.4154           9.2554
     Apr-05          6.5476          6.7816           6.7421            6.6980           9.2548
     May-05          6.7662          7.0079           6.9670            6.9215           9.2550
     Jun-05          6.1514          6.3709           6.3339            6.2925           9.2545
     Jul-05          7.2503          7.5088           7.4651            7.4164           9.2554
     Aug-05          6.5489          6.7823           6.7429            6.6989           9.2548
     Sep-05          6.3446          6.5705           6.5324            6.4898           9.2547
     Oct-05          7.0070          7.2504           7.2084            7.1631           9.2552
     Nov-05          6.5725          6.7828           6.7435            6.7065           9.2548
     Dec-05          8.2825          8.6678           8.5461            8.5120           9.2547
     Jan-06          9.1381          9.5639           9.4290            9.3916           9.2552
     Feb-06          8.0294          8.4035           8.2850            8.2521           9.2545
     Mar-06          9.4620          9.9029           9.7631            9.7244           9.4620
     Apr-06          9.1373          9.5601           9.4252            9.3887           9.2552
     May-06          8.8405          9.2402           9.1098            9.0772           9.2550
     Jun-06          9.2402          9.7061           9.5417            9.5121           9.2547
     Jul-06         10.1942         10.7087          10.5269           10.4944          10.1942
     Aug-06          9.5348         10.0160           9.8459            9.8156           9.5348
     Sep-06          9.5330         10.0143           9.8441            9.8138           9.5330
     Oct-06          9.8517         10.3463          10.1704           10.1399           9.8517
    *Nov-06          8.9625          9.4041           9.2441            9.2189           9.2545
     Dec-06         11.3422         11.9170          11.6709           11.6638          11.3422
     Jan-07         11.0031         11.5189          11.3331           11.3029          11.0031
     Feb-07         10.3130         10.7967          10.6224           10.5941          10.3130
     Mar-07         11.7835         12.3365          12.1372           12.1049          11.7835
     Apr-07         10.9972         11.5117          11.3255           11.2960          10.9972
     May-07         11.0006         11.5093          11.3230           11.2953          11.0006
     Jun-07         11.3386         11.8817          11.6663           11.6479          11.3386
     Jul-07         11.7342         12.2758          12.0789           12.0484          11.7342
     Aug-07         10.6647         11.1573          10.9782           10.9504          10.6647
     Sep-07         12.1326         12.6933          12.4894           12.4578          12.1326
     Oct-07         11.7252         12.2675          12.0701           12.0397          11.7252
     Nov-07         10.9895         11.4981          11.3130           11.2845          10.9895
     Dec-07         11.7659         12.2950          12.0891           12.0685          11.7659
     Jan-08         11.7834         12.2928          12.1127           12.0805          11.7834
     Feb-08         11.4003         11.8936          11.7191           11.6880          11.4003
     Mar-08         12.1834         12.7109          12.5243           12.4910          12.1834


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                  Effective
  Distribution    Loan Group I   Loan Group II     Loan Group                   Loan Group I
      Date           Cap (%)        Cap (%)       III Cap (%)    WAC Cap (%)       Cap (%)
---------------- -------------- --------------- --------------- ------------- ----------------
     Apr-08          11.3944        11.8882         11.7134        11.6823         11.3944
     May-08          11.0355        11.5141         11.3446        11.3145         11.0355
     Jun-08          12.2061        12.7251         12.5322        12.5057         12.2061
     Jul-08          11.8097        12.2985         12.1291        12.0959         11.8097
     Aug-08          11.4258        11.8991         11.7350        11.7028         11.4258
     Sep-08          11.4229        11.8964         11.7321        11.7000         11.4229
     Oct-08          11.0630        11.5221         11.3627        11.3316         11.0630
     Nov-08          12.2043        12.7112         12.5351        12.5009         12.2043
     Dec-08          11.4140        11.8884         11.7235        11.6915         11.4140
     Jan-09          11.4110        11.8858         11.7207        11.6887         11.4110
     Feb-09          11.7884        12.2792         12.1084        12.0754         11.7884
     Mar-09          12.6271        13.1534         12.9702        12.9349         12.6271
     Apr-09          10.7112        11.1579         11.0023        10.9724         10.7112
     May-09          12.1854        12.6941         12.5168        12.4828         12.1854
     Jun-09          11.7762        12.2683         12.0967        12.0639         11.7762
     Jul-09          11.0374        11.4990         11.3379        11.3072         11.0374
     Aug-09          12.1760        12.6857         12.5078        12.4739         12.1760
     Sep-09          11.3875        11.8647         11.6980        11.6663         11.3875
     Oct-09          11.3846        11.8620         11.6952        11.6635         11.3846
     Nov-09          11.7611        12.2547         12.0821        12.0495         11.7611
     Dec-09          10.6892        11.1382         10.9811        10.9515         10.6892
     Jan-10          12.5947        13.1243         12.9389        12.9040         12.5947
     Feb-10          11.3730        11.8516         11.6839        11.6525         11.3730
     Mar-10          12.5883        13.1186         12.9327        12.8979         12.5883
     Apr-10          11.0119        11.4763         11.3134        11.2830         11.0119
     May-10          12.1480        12.6607         12.4808        12.4473         12.1480
     Jun-10          11.3614        11.8413         11.6728        11.6415         11.3614
     Jul-10          11.3585        11.8388         11.6700        11.6387         11.3585
     Aug-10          11.7341        12.2308         12.0561        12.0239         11.7341
     Sep-10          10.6646        11.1165         10.9575        10.9282         10.6646
     Oct-10          12.5659        13.0988         12.9112        12.8767         12.5659
     Nov-10          10.9923        11.4590         11.2946        11.2645         10.9923
     Dec-10          11.3441        11.8261         11.6562        11.6251         11.3441
     Jan-11          12.1233        12.6390         12.4571        12.4240         12.1233
     Feb-11          11.3383        11.8211         11.6507        11.6197         11.3383
     Mar-11          12.5500        13.0848         12.8959        12.8617         12.5500
     Apr-11          11.3326        11.8161         11.6452        11.6144         11.3326
     May-11          11.7074        12.2074         12.0306        11.9987         11.7074
     Jun-11          10.6404        11.0953         10.9343        10.9054         10.6404
     Jul-11          12.5373        13.0738         12.8839        12.8499         12.5373
     Aug-11          11.3212        11.8062         11.6344        11.6037         11.3212
     Sep-11          10.9647        11.4348         11.2682        11.2385         10.9647
     Oct-11          12.0959        12.6151         12.4310        12.3982         12.0959
     Nov-11          11.3127        11.7988         11.6263        11.5957         11.3127
     Dec-11          10.9565        11.4277         11.2603        11.2308         10.9565
     Jan-12          12.0869        12.6073         12.4223        12.3898         12.0869
     Feb-12          10.6192        11.0769         10.9141        10.8855         10.6192
     Mar-12          12.5123        13.0523         12.8601        12.8265         12.5123
     Apr-12          11.6753        12.1796         12.0000        11.9687         11.6753
     May-12          11.6724        12.1772         11.9973        11.9660         11.6724
     Jun-12          11.2931        11.7820         11.6076        11.5774         11.2931
     Jul-12          11.6666        12.1723         11.9918        11.9606         11.6666
     Aug-12          10.6034        11.0635         10.8992        10.8709         10.6034
     Sep-12          12.0630        12.5869         12.3997        12.3676         12.0630
     Oct-12          11.6580        12.1650         11.9837        11.9526         11.6580
     Nov-12          10.9267        11.4024         11.2322        11.2031         10.9267
     Dec-12          11.6523        12.1602         11.9783        11.9474         11.6523
     Jan-13          11.6494        12.1578         11.9756        11.9447         11.6494
     Feb-13          11.2709        11.7633         11.5867        11.5569         11.2709
     Mar-13          12.4754        13.0211         12.8253        12.7923         12.4754
     Apr-13          11.2654        11.7587         11.5815        11.5518         11.2654
     May-13          10.5801        11.0439         10.8772        10.8494         10.5801

                                                                                  Effective
  Distribution    Loan Group I   Loan Group II     Loan Group                   Loan Group I
      Date           Cap (%)        Cap (%)       III Cap (%)    WAC Cap (%)       Cap (%)
---------------- -------------- --------------- --------------- ------------- ----------------
     Jun-13          12.4663         13.0135        12.8168         12.7840        12.4663
     Jul-13          11.6324         12.1437        11.9597         11.9291        11.6324
     Aug-13          10.9028         11.3825        11.2097         11.1811        10.9028
     Sep-13          11.6268         12.1390        11.9544         11.9240        11.6268
     Oct-13          11.6240         12.1368        11.9518         11.9214        11.6240
     Nov-13          11.2463         11.7430        11.5638         11.5344        11.2463
     Dec-13          11.2436         11.7408        11.5613         11.5320        11.2436
     Jan-14          10.8896         11.3718        11.1975         11.1692        10.8896
     Feb-14          12.0133         12.5459        12.3532         12.3220        12.0133
     Mar-14          12.4394         12.9916        12.7917         12.7594        12.4394


* Represents the final month of the Group I Interest Rate Cap agreement.

Selected Mortgage Loan Data
---------------------------

                     The Mortgage Loans - All Collateral(1)

Scheduled Principal Balance:                                 $1,010,963,897
Number of Mortgage Loans:                                             5,677
Average Scheduled Principal Balance:                               $178,081
Weighted Average Gross Coupon:                                       7.412%
Weighted Average Original FICO Score:                                   631
Weighted Average Original Combined LTV Ratio(2):                     83.17%
Weighted Average Stated Remaining Term (months):                        349
Weighted Average Seasoning (months):                                      3
Weighted Average Months to Roll(3):                                      21
Weighted Average Gross Margin(3):                                     6.95%
Weighted Average Initial Rate Cap(3):                                 3.00%
Weighted Average Periodic Rate Cap(3):                                1.50%
Weighted Average Gross Maximum Lifetime Rate(3):                     14.25%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                 816   $   21,123,120     2.09%     11.729%       631        $ 25,886      97.72%     58.95%     97.31%
$50,001 - $75,000            413       26,071,083     2.58       9.888        630          63,126      87.85      64.32      84.74
$75,001 - $100,000           455       40,177,504     3.97       8.753        622          88,302      84.40      72.71      80.65
$100,001 - $125,000          466       52,631,966     5.21       7.982        620         112,944      82.47      77.20      79.30
$125,001 - $150,000          462       63,775,436     6.31       7.742        619         138,042      80.11      71.91      85.24
$150,001 - $200,000        1,086      189,474,376    18.74       7.285        622         174,470      81.23      74.40      86.97
$200,001 - $250,000          639      142,799,254    14.13       7.210        626         223,473      81.58      68.17      89.08
$250,001 - $300,000          467      128,449,085    12.71       7.025        634         275,052      83.38      71.35      87.47
$300,001 - $350,000          308       99,795,497     9.87       7.103        637         324,011      84.11      67.27      89.24
$350,001 - $400,000          234       88,034,908     8.71       7.063        640         376,218      85.44      64.30      86.75
$400,001 - $450,000          126       53,426,410     5.28       6.897        647         424,019      86.47      66.13      94.39
$450,001 - $500,000          141       67,800,041     6.71       6.869        643         480,851      81.84      72.31      92.92
$500,001 - $550,000           25       13,253,580     1.31       6.472        641         530,143      83.59      96.14     100.00
$550,001 - $600,000           27       15,577,251     1.54       6.715        646         576,935      81.41      66.54     100.00
$600,001 - $650,000            3        1,841,031     0.18       6.010        671         613,677      83.34     100.00     100.00
$650,001 & Above               9        6,733,356     0.67       6.421        649         748,151      76.85     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      83.17%     70.69%     88.21%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00- 5.49%                   58   $   15,368,310     1.52%      5.205%       692        $264,971      78.06%     98.82%     95.65%
5.50- 5.99%                  276       72,738,618     7.19       5.799        669         263,546      80.17      91.07      96.35
6.00- 6.49%                  509      129,973,593    12.86       6.265        655         255,351      79.92      83.38      90.56
6.50- 6.99%                1,060      257,293,370    25.45       6.781        638         242,730      82.06      76.36      87.72
7.00- 7.49%                  664      144,718,509    14.31       7.238        626         217,950      84.35      73.30      82.30
7.50- 7.99%                  816      161,100,227    15.94       7.750        619         197,427      84.86      61.87      82.74
8.00- 8.49%                  484       84,697,039     8.38       8.250        616         174,994      86.79      50.16      90.60
8.50- 8.99%                  393       61,589,171     6.09       8.723        587         156,715      82.14      55.27      88.69
9.00- 9.49%                  119       16,791,350     1.66       9.221        585         141,104      80.20      50.01      93.97
9.50- 9.99%                  118       11,153,934     1.10       9.798        590          94,525      79.62      54.68      95.29
10.00-10.49%                  79        6,537,457     0.65      10.217        574          82,753      79.18      61.84      85.28
10.50-10.99%                 304       18,197,321     1.80      10.772        609          59,860      91.17      83.80      98.24
11.00-11.49%                 133        7,504,622     0.74      11.256        605          56,426      84.40      69.54      99.15
11.50-11.99%                 209        8,743,543     0.86      11.745        624          41,835      91.47      51.84      97.63
12.00-12.49%                 219        4,934,371     0.49      12.139        628          22,531      94.09      46.55      95.71
12.50-12.99%                 101        4,609,576     0.46      12.799        637          45,639      97.11       5.26      92.08
13.00-13.49%                  80        3,212,326     0.32      13.178        636          40,154      99.85       0.50     100.00
13.50 & Above                 55        1,800,560     0.18      13.782        632          32,737      99.93       0.76     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      83.17%     70.69%     88.21%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                  197   $   40,115,010     3.97%      6.823%       761        $203,629      84.86%     74.57%     63.83%
720-739                      168       30,574,459     3.02       6.999        728         181,991      85.62      60.58      78.28
700-719                      263       56,233,126     5.56       7.025        709         213,814      87.69      62.69      80.75
680-699                      391       80,711,972     7.98       7.003        688         206,424      85.93      61.20      82.82
660-679                      557      113,063,184    11.18       7.056        669         202,986      84.79      61.81      86.32
640-659                      754      132,915,153    13.15       7.236        650         176,280      85.99      66.02      85.57
620-639                      853      131,276,816    12.99       7.573        630         153,900      85.18      68.56      89.49
600-619                      773      115,620,314    11.44       7.500        609         149,573      85.19      79.87      90.62
580-599                      577      107,156,197    10.60       7.330        590         185,713      81.01      81.74      94.95
560-579                      399       72,377,058     7.16       7.633        570         181,396      79.35      84.11      95.00
540-559                      317       56,575,742     5.60       7.959        551         178,472      77.27      71.58      95.83
520-539                      220       39,393,368     3.90       8.389        530         179,061      72.18      74.68      97.14
500-519                      200       34,053,134     3.37       8.692        510         170,266      72.10      67.03      95.64
N/A                            8          898,364     0.09      10.344        N/A         112,295      52.40      44.47      91.44
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      83.17%     70.69%     88.21%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                4,538   $  965,393,091    95.49%      7.220%       630        $212,735      82.40%     71.16%     87.69%
Second Liens               1,139       45,570,807     4.51      11.462        642          40,009      99.45      60.84      99.19
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      83.17%     70.69%     88.21%
===================================================================================================================================

                          Distribution by Original LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
   Original LTV            Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                58   $    7,564,321     0.75%      7.875%       615        $130,419      32.58%     64.67%     90.01%
40.01 - 50.00%                71       11,208,595     1.11       7.486        592         157,868      46.00      60.53      82.73
50.01 - 60.00%               168       32,208,500     3.19       7.210        601         191,717      55.88      57.46      90.81
60.01 - 70.00%               464       94,880,695     9.39       7.515        601         204,484      66.55      54.43      87.12
70.01 - 80.00%             1,517      317,181,573    31.37       7.066        626         209,085      78.46      64.97      92.48
80.01 - 85.00%               353       73,570,270     7.28       7.211        614         208,414      84.40      76.75      90.07
85.01 - 90.00%             1,322      294,302,434    29.11       7.077        639         222,619      89.82      88.24      76.59
90.01 - 95.00%               494       61,355,907     6.07       7.547        642         124,202      94.70      86.52      97.89
95.01 - 100.00%            1,229      118,662,123    11.74       9.154        664          96,552      99.95      48.44      99.99
100.00 - 110.00%               1           29,479     0.00      11.750        613          29,479     103.00     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      79.53%     70.69%     88.21%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                   4,010   $  714,662,688    70.69%      7.197%       627        $178,220      83.97%    100.00%     86.70%
Stated Doc                 1,541      268,577,029    26.57       7.997        643         174,287      81.47       0.00      92.08
Easy Doc                     126       27,724,180     2.74       7.263        615         220,033      78.85       0.00      89.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      83.17%     70.69%     88.21%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               2,646   $  544,802,195    53.89%      7.301%       612        $205,897      79.16%     71.68%     91.21%
Purchase                   2,864      429,419,360    42.48       7.581        654         149,937      88.43      69.44      84.13
Refinance                    167       36,742,343     3.63       7.063        635         220,014      81.08      70.67      91.37
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      83.17%     70.69%     88.21%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             4,969   $  891,747,686    88.21%      7.419%       626        $179,462      83.20%     69.48%    100.00%
Non-Owner Occupied           632      104,499,628    10.34       7.416        666         165,348      83.00      81.29       0.00
Second Home                   76       14,716,584     1.46       6.906        651         193,639      82.18      68.70       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      83.17%     70.69%     88.21%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family              4,773   $  819,822,584    81.09%      7.431%       627        $171,763      83.26%     71.79%     91.13%
2-4 Unit                     578      133,455,179    13.20       7.347        651         230,891      81.95      63.34      71.95
Condo                        326       57,686,135     5.71       7.287        646         176,951      84.59      72.06      84.26
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      83.17%     70.69%     88.21%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)      1,154   $  240,710,974    23.81%      7.114%       637        $208,588      82.00%     70.31%     87.85%
California (Northern)        819      173,390,094    17.15       7.220        637         211,710      83.51      74.80      89.25
New York                     456      108,800,927    10.76       7.236        635         238,599      79.85      59.92      90.22
Florida                      554       75,845,024     7.50       7.759        624         136,904      85.07      70.03      86.12
New Jersey                   305       61,479,345     6.08       7.562        620         201,572      79.22      61.51      90.13
Illinois                     330       52,840,046     5.23       7.734        634         160,121      87.47      63.06      87.27
Massachusetts                141       33,513,692     3.32       7.622        629         237,686      81.52      61.84      91.26
Maryland                     161       24,871,932     2.46       7.618        609         154,484      83.58      75.40      91.29
Colorado                     153       23,319,521     2.31       7.425        628         152,415      86.98      83.63      91.44
Connecticut                  132       20,571,368     2.03       7.666        626         155,844      83.14      74.43      90.40
Minnesota                    134       19,893,311     1.97       7.448        631         148,458      86.31      82.70      78.21
Others                     1,338      175,727,662    17.38       7.711        624         131,336      85.14      77.13      86.36
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      83.17%     70.69%     88.21%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
95023                         9    $    3,172,249     0.31%      6.877%       605        $352,472      82.18%     80.42%    100.00%
94531                         13        3,084,928     0.31       7.046        632         237,302      86.75      84.26     100.00
95758                         17        3,041,282     0.30       7.226        639         178,899      84.55      72.60      87.24
95377                         10        3,037,525     0.30       7.003        643         303,753      89.54      97.27      91.50
11236                         10        2,754,388     0.27       6.948        658         275,439      80.26      50.80     100.00
94585                         15        2,677,307     0.26       7.489        622         178,487      87.84      85.05     100.00
95206                         17        2,631,632     0.26       7.272        639         154,802      87.96      78.93      90.64
91709                          8        2,567,194     0.25       6.881        606         320,899      83.43      88.75     100.00
92656                          7        2,511,096     0.25       6.641        631         358,728      85.89      92.56     100.00
94541                         10        2,454,934     0.24       6.994        602         245,493      74.97      59.35      87.98
Others                     5,561      983,031,362    97.24       7.422        631         176,772      83.13      70.45      87.99
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      83.17%     70.69%     88.21%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months               480   $   14,262,249     1.41%      9.703%       637        $ 29,713      84.96%     62.44%     91.72%
181 - 240 Months             717       42,117,189     4.17      10.874        643          58,741      95.74      61.41     100.00
241 - 360 Months           4,480      954,584,459    94.42       7.225        630         213,077      82.58      71.22      87.63
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      83.17%     70.69%     88.21%
===================================================================================================================================

                          Distribution by Amortization

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Amortization              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                   3,249   $  662,680,682    65.55%      7.404        622        $203,965      83.44%     66.56%     85.76%
2/28 IO                      309       90,819,264     8.98       6.442        651         293,913      86.12      97.61      99.46
3/27 ARM                     112       24,421,009     2.42       6.681        653         218,045      80.90      77.44      87.13
3/27 IO                       36       10,918,854     1.08       6.183        672         303,302      82.89      88.05     100.00
Fixed                      1,971      222,124,087    21.97       7.972        646         112,696      81.40      70.42      90.44
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      83.17%     70.69%     88.21%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Periodic Cap              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                      3,706   $  788,839,810    78.03%      7.254%       627        $212,855      83.66%     70.77%     87.58%
N/A                        1,971      222,124,087    21.97       7.972        646         112,696      81.40      70.42      90.44
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      79.53%     70.69%     88.21%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Months To              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Rate Reset               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
13-24                      3,558   $  753,499,947    74.53%      7.288%       625        $211,776      83.76%     70.30%     87.41%
25-36                        148       35,339,864     3.50       6.527        659         238,783      81.52      80.72      91.10
N/A                        1,971      222,124,087    21.97       7.972        646         112,696      81.40      70.42      90.44
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      83.17%     70.69%     88.21%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Life Maximum           Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
      Rate                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
12.99% & Below               332   $   87,683,772     8.67%      5.695%       673        $264,108      79.89%     92.63%     96.21%
13.00-13.49%                 352       90,535,318     8.96       6.259        647         257,203      82.69      83.78      88.14
13.50-13.99%                 791      191,310,499    18.92       6.782        634         241,859      84.18      76.92      86.07
14.00-14.49%                 543      118,697,580    11.74       7.238        622         218,596      85.79      73.35      84.31
14.50-14.99%                 675      134,267,266    13.28       7.746        617         198,914      85.79      62.40      82.25
15.00-15.49%                 419       75,092,105     7.43       8.250        616         179,217      87.38      47.23      91.98
15.50-15.99%                 336       55,843,733     5.52       8.719        585         166,202      82.31      54.28      89.64
16.00-16.99%                 149       21,799,899     2.16       9.395        572         146,308      76.75      43.61      93.70
17.00% & Above               109       13,609,638     1.35      10.890        538         124,859      63.84      57.91      87.92
N/A                        1,971      222,124,087    21.97       7.972        646         112,696      81.40      70.42      90.44
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      83.17%     70.69%     88.21%
===================================================================================================================================

                             Distribution by Margin

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Margin                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                 16   $    3,846,674     0.38%      5.000%       712        $240,417      74.34%    100.00%     94.79%
6.00- 6.49%                   84       23,089,025     2.28       5.387        688         274,869      78.86      98.89      96.73
6.50- 6.99%                3,606      761,904,111    75.36       7.322        624         211,288      83.86      69.77      87.26
N/A                        1,971      222,124,087    21.97       7.972        646         112,696      81.40      70.42      90.44
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%      7.412%       631        $178,081      83.17%     70.69%     88.21%
===================================================================================================================================

xxxxxxxxx

                        The Group I All Mortgage Loans(1)

Scheduled Principal Balance:                                      $305,937,720
Number of Mortgage Loans:                                                1,727
Average Scheduled Principal Balance:                                  $177,150
Weighted Average Gross Coupon:                                          7.252%
Weighted Average Original FICO Score:                                      637
Weighted Average Original Combined LTV Ratio(2):                        83.98%
Weighted Average Stated Remaining Term (months):                           349
Weighted Average Seasoning (months):                                         3
Weighted Average Months to Roll(3):                                         22
Weighted Average Gross Margin(3):                                        6.93%
Weighted Average Initial Rate Cap(3):                                    3.00%
Weighted Average Periodic Rate Cap(3):                                   1.50%
Weighted Average Gross Maximum Lifetime Rate(3):                        14.05%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                 259   $    6,248,423     2.04%     12.023%       631        $ 24,125      98.37%     47.86%     97.47%
$50,001 - $75,000             90        5,782,397     1.89      11.176        643          64,249      93.48      29.84      93.08
$75,001 - $100,000            73        6,357,505     2.08       9.418        645          87,089      88.15      57.48      75.64
$100,001 - $125,000           79        8,947,645     2.92       7.552        637         113,261      81.38      77.30      67.35
$125,001 - $150,000          117       16,280,159     5.32       7.561        634         139,147      83.32      74.35      80.51
$150,001 - $200,000          382       67,143,321    21.95       7.038        632         175,768      82.89      75.19      83.45
$200,001 - $250,000          308       69,047,509    22.57       6.980        634         224,180      83.85      72.09      87.43
$250,001 - $300,000          263       72,457,848    23.68       6.879        637         275,505      83.30      74.88      85.31
$300,001 - $350,000          101       31,803,609    10.40       6.910        641         314,887      83.90      70.27      86.98
$350,001 - $400,000           39       14,745,845     4.82       7.174        648         378,099      82.96      63.62      64.56
$400,001 - $450,000            9        3,711,730     1.21       6.989        683         412,414      87.96      33.79      88.05
$450,001 - $500,000            6        2,847,370     0.93       7.117        674         474,562      80.94      66.83     100.00
$550,001 - $600,000            1          564,359     0.18       6.400        653         564,359      90.00     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      83.98%     71.05%     84.17%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00- 5.49%                   39   $    9,196,518     3.01%      5.182%       700        $235,808      78.21%     98.03%     92.73%
5.50- 5.99%                  117       25,785,783     8.43       5.798        662         220,391      80.32      90.05      96.62
6.00- 6.49%                  191       42,866,315    14.01       6.282        651         224,431      80.96      85.75      83.37
6.50- 6.99%                  363       82,349,354    26.92       6.769        639         226,858      81.75      75.60      81.52
7.00- 7.49%                  213       45,532,046    14.88       7.236        629         213,765      85.62      76.33      78.54
7.50- 7.99%                  243       49,555,863    16.20       7.745        623         203,934      86.50      63.89      79.02
8.00- 8.49%                  108       20,678,798     6.76       8.270        634         191,470      89.25      36.72      93.29
8.50- 8.99%                   68       12,545,045     4.10       8.661        595         184,486      82.66      45.36      79.98
9.00- 9.49%                    8        1,367,054     0.45       9.190        586         170,882      81.87      51.10     100.00
9.50- 9.99%                    4          668,130     0.22       9.729        529         167,032      72.17      27.35      83.86
10.00-10.49%                   6          744,483     0.24      10.154        525         124,081      69.36      49.65     100.00
10.50-10.99%                   5          849,454     0.28      10.544        534         169,891      65.77      35.80      74.43
11.00-11.49%                  51        2,327,506     0.76      11.308        636          45,637      96.99      67.41     100.00
11.50-11.99%                 113        4,854,592     1.59      11.749        641          42,961      98.97      44.67      98.77
12.00-12.49%                 119        2,909,380     0.95      12.157        638          24,449      98.66      32.77      96.88
12.50-12.99%                  74        3,460,039     1.13      12.787        645          46,757      99.78       4.82      99.78
13.00-13.49%                   5          247,362     0.08      13.000        627          49,472     100.00       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      83.98%     71.05%     84.17%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                   75   $   14,113,320     4.61%      6.804%       762        $188,178      86.93%     79.62%     50.39%
720-739                       62       12,036,297     3.93       6.815        728         194,134      85.39      65.65      76.17
700-719                       84       17,151,883     5.61       7.055        709         204,189      88.73      57.06      81.64
680-699                      140       29,087,965     9.51       6.913        689         207,771      85.68      62.42      79.61
660-679                      193       35,657,156    11.66       7.190        668         184,752      85.16      53.79      80.87
640-659                      255       43,705,810    14.29       7.152        650         171,395      86.82      66.18      80.98
620-639                      250       38,251,966    12.50       7.459        630         153,008      85.13      71.15      85.15
600-619                      235       33,287,813    10.88       7.384        609         141,650      85.70      85.04      87.63
580-599                      163       29,005,235     9.48       7.111        590         177,946      81.41      87.56      96.81
560-579                      105       21,223,736     6.94       7.332        571         202,131      78.65      84.98      94.69
540-559                       81       16,336,942     5.34       7.724        552         201,691      78.38      73.37      94.24
520-539                       42        8,060,154     2.63       7.740        530         191,908      73.47      83.35      93.55
500-519                       39        7,600,890     2.48       8.401        509         194,895      72.71      57.01      87.25
N/A                            3          418,553     0.14       9.798        N/A         139,518      63.85      42.48      81.62
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      83.98%     71.05%     84.17%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                1,367   $  292,339,466    95.56%      7.028%       637        $213,855      83.26%     72.71%     83.48%
Second Liens                 360       13,598,254     4.44      12.056        642          37,773      99.29      35.34      98.84
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      83.98%     71.05%     84.17%
===================================================================================================================================

                      Distribution by Original Combined LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Combined             Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Original LTV             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                10        1,197,512     0.39       7.284        646         119,751      34.84      31.42      72.39
40.01 - 50.00%                20        3,326,407     1.09       7.118        608         166,320      46.04      74.06      65.41
50.01 - 60.00%                51       10,356,781     3.39       6.783        607         203,074      55.60      73.43      86.13
60.01 - 70.00%               122       26,657,296     8.71       7.179        601         218,502      66.53      56.78      85.00
70.01 - 80.00%               426       91,008,123    29.75       6.776        637         213,634      78.63      64.69      90.41
80.01 - 85.00%                95       21,121,108     6.90       6.981        623         222,327      84.37      84.00      85.52
85.01 - 90.00%               422       89,963,930    29.41       6.981        642         213,185      89.82      90.98      67.43
90.01 - 95.00%               180       18,393,034     6.01       7.539        640         102,184      94.64      84.98      97.65
95.01 - 100.00%              401       43,913,529    14.35       8.967        664         109,510      99.92      40.27      99.98
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      80.38%     71.05%     84.17%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                   1,187   $  217,361,384    71.05%      6.960%       633        $183,118      84.13%    100.00%     81.34%
Stated Doc                   500       81,381,099    26.60       8.041        652         162,762      83.94       0.00      91.39
Easy Doc                      40        7,195,237     2.35       7.147        614         179,881      79.81       0.00      87.98
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      83.98%     71.05%     84.17%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 724   $  151,390,384    49.48%      7.075%       617        $209,103      80.01%     74.59%     87.78%
Purchase                     953      143,945,469    47.05       7.463        658         151,045      88.56      67.12      80.53
Refinance                     50       10,601,867     3.47       6.916        644         212,037      78.46      73.88      81.97
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      83.98%     71.05%     84.17%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             1,469   $  257,496,413    84.17%      7.270%       632        $175,287      84.14%     68.66%    100.00%
Non-Owner Occupied           230       43,105,851    14.09       7.214        671         187,417      83.47      84.17       0.00
Second Home                   28        5,335,457     1.74       6.693        638         190,552      80.17      80.28       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      83.98%     71.05%     84.17%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family              1,392   $  229,735,352    75.09%      7.284%       631        $165,040      84.01%     71.88%     89.06%
2-4 Unit                     208       51,972,780    16.99       7.125        657         249,869      82.82      67.15      63.27
Condo                        127       24,229,589     7.92       7.215        651         190,781      86.12      71.52      82.58
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      83.98%     71.05%     84.17%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        421   $   80,813,295    26.41%      7.136%       638        $191,956      81.81%     67.88%     82.12%
California (Northern)        267       50,633,412    16.55       7.126        638         189,638      81.68      71.78      83.16
New York                     134       29,114,415     9.52       7.075        638         217,272      81.73      64.46      85.30
Illinois                     119       20,963,533     6.85       7.611        650         176,164      89.45      60.06      83.70
Florida                      142       19,967,911     6.53       7.453        625         140,619      87.46      76.59      90.51
Massachusetts                 48       12,115,527     3.96       7.334        644         252,407      84.29      64.42      91.62
New Jersey                    61       11,245,692     3.68       7.398        621         184,356      79.92      62.89      90.71
Hawaii                        41       10,544,187     3.45       6.958        651         257,175      81.27      76.39      75.13
Colorado                      57        9,100,898     2.97       7.220        628         159,665      85.84      90.50      86.41
Minnesota                     49        7,497,656     2.45       7.048        656         153,013      89.03      87.15      69.17
Connecticut                   37        5,874,999     1.92       7.313        633         158,784      83.39      77.98      88.06
Others                       351       48,066,195    15.71       7.485        633         136,941      87.94      77.45      85.56
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      83.98%     71.05%     84.17%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
96740                          7   $    1,857,028     0.61%      6.688%       651        $265,290      86.54%     85.50%     71.68%
95758                          8        1,680,686     0.55       6.783        626         210,086      82.76      72.05      88.78
94531                          5        1,475,417     0.48       6.433        615         295,083      81.63     100.00     100.00
91724                          6        1,353,493     0.44       6.407        628         225,582      74.87     100.00     100.00
92592                          6        1,324,187     0.43       6.866        643         220,698      86.59      94.60      66.29
91722                          6        1,316,189     0.43       7.230        622         219,365      81.19      86.45      84.07
95376                          6        1,277,110     0.42       7.312        656         212,852      89.24     100.00      67.66
91709                          5        1,186,593     0.39       6.939        598         237,319      84.23      75.66     100.00
02128                          3        1,134,522     0.37       7.483        688         378,174      89.19      71.60     100.00
95336                          7        1,103,620     0.36       8.122        606         157,660      83.12      62.76     100.00
Others                     1,668      292,228,875    95.52       7.265        637         175,197      83.98      70.38      84.03
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      83.98%     71.05%     84.17%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months               172   $    4,285,598     1.40%     10.213%       627        $ 24,916      85.54%     62.64%     94.50%
181 - 240 Months             202       11,829,974     3.87      11.601        643          58,564      96.50      30.49     100.00
241 - 360 Months           1,353      289,822,148    94.73       7.030        637         214,207      83.44      72.83      83.37
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      80.98%     71.05%     84.17%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
 Amortization            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                     927   $  195,942,069    64.05%      7.196%       630        $211,372      84.93%     67.61%     81.25%
2/28 IO                       99       23,160,776     7.57       6.269        652         233,947      85.11      97.83     100.00
3/27 ARM                      48       10,756,958     3.52       6.472        662         224,103      83.27      73.74      82.69
3/27 IO                       15        3,834,684     1.25       5.909        671         255,646      79.44     100.00     100.00
Fixed                        638       72,243,233    23.61       7.906        646         113,234      81.36      69.85      86.39
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      83.98%     71.05%     84.17%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Periodic Cap              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                      1,089   $  233,694,487    76.39%      7.050%       635        $214,595      84.78%     71.42%     83.48%
N/A                          638       72,243,233    23.61       7.906        646         113,234      81.36      69.85      86.39
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      83.98%     71.05%     84.17%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Months To              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Rate Reset               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
13-24                      1,026   $  219,102,845    71.62%      7.098%       633        $213,551      84.95%     70.80%     83.23%
25-36                         63       14,591,642     4.77       6.324        664         231,613      82.26      80.64      87.24
N/A                          638       72,243,233    23.61       7.906        646         113,234      81.36      69.85      86.39
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      83.98%     71.05%     84.17%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Life Maximum           Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
      Rate                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
12.99% & Below               155   $   34,768,261    11.36%      5.634%       672        $224,311      79.91%     92.72%     95.57%
13.00-13.49%                 131       29,300,291     9.58       6.276        643         223,666      84.13      87.98      77.60
13.50-13.99%                 258       58,602,547    19.16       6.766        638         227,142      84.29      74.78      78.73
14.00-14.49%                 165       35,223,869    11.51       7.239        622         213,478      87.39      73.69      84.09
14.50-14.99%                 198       41,224,135    13.47       7.754        623         208,203      87.23      63.32      78.76
15.00-15.49%                  97       19,220,738     6.28       8.268        635         198,152      89.51      32.63      94.64
15.50-15.99%                  60       11,524,900     3.77       8.661        591         192,082      82.83      44.48      79.77
16.00-16.99%                  12        2,035,184     0.67       9.367        572         169,599      78.68      43.31      94.70
17.00% & Above                13        1,794,562     0.59      10.453        532         138,043      67.15      40.40      87.89
N/A                          638       72,243,233    23.61       7.906        646         113,234      81.36      69.85      86.39
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      83.98%     71.05%     84.17%
===================================================================================================================================

                             Distribution by Margin

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Margin                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                 13   $    2,989,318     0.98%      5.000%       705        $229,948      74.97%    100.00%     93.29%
6.00- 6.49%                   40        9,297,181     3.04       5.347        690         232,430      79.31      98.05      94.96
6.50- 6.99%                1,036      221,407,988    72.37       7.149        631         213,714      85.15      69.91      82.86
N/A                          638       72,243,233    23.61       7.906        646         113,234      81.36      69.85      86.39
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,727   $  305,937,720   100.00%      7.252%       637        $177,150      83.98%     71.05%     84.17%
===================================================================================================================================

                  The Group I Adjustable Rate Mortgage Loans(1)

Scheduled Principal Balance:                                      $233,694,487
Number of Mortgage Loans:                                                1,089
Average Scheduled Principal Balance:                                  $214,595
Weighted Average Gross Coupon:                                          7.050%
Weighted Average Original FICO Score:                                      635
Weighted Average Original Combined LTV Ratio(2):                        84.78%
Weighted Average Stated Remaining Term (months):                           357
Weighted Average Seasoning (months):                                         3
Weighted Average Months to Roll(3):                                         22
Weighted Average Gross Margin(3):                                        6.93%
Weighted Average Initial Rate Cap(3):                                    3.00%
Weighted Average Periodic Rate Cap(3):                                   1.50%
Weighted Average Gross Maximum Lifetime Rate(3):                        14.05%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                   2   $       99,792     0.04%      9.125%       600        $ 49,896      75.00%     50.00%    100.00%
$50,001 - $75,000             18        1,148,111     0.49       8.318        612          63,784      77.88      77.24      65.15
$75,001 - $100,000            29        2,562,790     1.10       7.385        640          88,372      81.94      69.07      58.96
$100,001 - $125,000           56        6,352,389     2.72       7.375        633         113,436      83.48      75.13      66.49
$125,001 - $150,000          100       13,862,544     5.93       7.603        634         138,625      86.19      73.94      81.31
$150,001 - $200,000          292       51,409,880    22.00       7.052        633         176,061      84.82      73.09      82.13
$200,001 - $250,000          255       57,122,380    24.44       7.023        635         224,009      85.39      72.48      85.96
$250,001 - $300,000          211       58,205,837    24.91       6.898        632         275,857      84.51      73.36      86.90
$300,001 - $350,000           86       27,038,019    11.57       6.907        635         314,396      84.38      70.78      87.00
$350,001 - $400,000           29       10,991,909     4.70       7.279        640         379,031      83.29      54.46      62.83
$400,001 - $450,000            6        2,456,755     1.05       6.681        671         409,459      86.47      16.55     100.00
$450,001 - $500,000            4        1,879,722     0.80       7.299        683         469,930      87.48      74.76     100.00
$550,001 - $600,000            1          564,359     0.24       6.400        653         564,359      90.00     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00- 5.49%                   39   $    9,196,518     3.94%      5.182%       700        $235,808      78.21%     98.03%     92.73%
5.50- 5.99%                  116       25,571,744    10.94       5.796        662         220,446      80.52      90.81      96.59
6.00- 6.49%                  131       29,300,291    12.54       6.276        643         223,666      84.13      87.98      77.60
6.50- 6.99%                  257       58,338,408    24.96       6.760        638         226,998      84.25      74.67      78.64
7.00- 7.49%                  165       35,223,869    15.07       7.239        622         213,478      87.39      73.69      84.09
7.50- 7.99%                  199       41,488,274    17.75       7.755        623         208,484      87.28      63.56      78.89
8.00- 8.49%                   97       19,220,738     8.22       8.269        635         198,152      89.51      32.63      94.64
8.50- 8.99%                   60       11,524,900     4.93       8.661        591         192,082      82.83      44.48      79.77
9.00- 9.49%                    8        1,367,054     0.58       9.190        586         170,882      81.87      51.10     100.00
9.50- 9.99%                    4          668,130     0.29       9.729        529         167,032      72.17      27.35      83.86
10.00-10.49%                   6          744,483     0.32      10.154        525         124,081      69.36      49.65     100.00
10.50-10.99%                   5          849,454     0.36      10.544        534         169,891      65.77      35.80      74.43
11.00-11.49%                   1          149,340     0.06      11.050        547         149,340      65.00       0.00     100.00
11.50-11.99%                   1           51,284     0.02      11.550        551          51,284      64.19     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                   54   $   11,012,871     4.71%      6.603%       763        $203,942      87.08%     79.65%     52.09%
720-739                       38        8,236,179     3.52       6.746        728         216,742      88.58      69.96      73.21
700-719                       59       12,289,098     5.26       7.054        710         208,290      90.62      47.60      79.39
680-699                       96       21,404,917     9.16       6.731        688         222,968      87.07      58.38      82.07
660-679                      123       26,213,726    11.22       6.917        669         213,120      86.06      54.30      81.43
640-659                      151       33,221,013    14.22       6.811        650         220,007      87.45      68.46      78.74
620-639                      127       27,821,518    11.91       6.923        630         219,067      85.65      78.38      82.32
600-619                      108       24,180,350    10.35       6.981        609         223,892      85.72      84.17      85.24
580-599                      109       23,376,290    10.00       6.953        591         214,461      83.35      87.74      96.65
560-579                       82       17,491,868     7.48       7.411        570         213,315      80.72      83.27      93.56
540-559                       67       13,851,305     5.93       7.773        552         206,736      78.68      72.69      93.21
520-539                       36        7,025,621     3.01       7.805        530         195,156      75.49      80.89      92.61
500-519                       37        7,228,107     3.09       8.482        509         195,354      72.85      54.79      86.60
N/A                            2          341,627     0.15       9.980        N/A         170,814      68.57      29.53     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                      Distribution by Original Combined LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Original             Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Combined LTV             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                 3   $      398,952     0.17%      7.812%       576        $132,984      37.95%     14.95%    100.00%
40.01 - 50.00%                10        1,833,771     0.78       7.224        614         183,377      46.08      63.27      41.45
50.01 - 60.00%                22        4,638,086     1.98       6.790        603         210,822      56.62      69.15      85.16
60.01 - 70.00%                75       16,555,875     7.08       7.442        583         220,745      66.62      55.67      84.95
70.01 - 80.00%               357       76,069,981    32.55       6.764        633         213,081      78.83      62.87      90.38
80.01 - 85.00%                64       14,093,409     6.03       6.981        609         220,210      84.49      85.12      84.82
85.01 - 90.00%               352       76,379,899    32.68       6.950        639         216,988      89.84      90.22      67.72
90.01 - 95.00%                61       13,126,155     5.62       7.157        634         215,183      94.65      87.29      98.09
95.01 - 100.00%              145       30,598,359    13.09       7.800        674         211,023      99.91      42.72     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                     787   $  166,902,390    71.42%      6.836%       630        $212,074      85.22%    100.00%     80.68%
Stated Doc                   282       61,838,565    26.46       7.611        650         219,286      83.64       0.00      90.77
Easy Doc                      20        4,953,533     2.12       7.237        600         247,677      84.38       0.00      86.74
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                     564   $  119,850,940    51.29%      7.005%       658        $212,502      87.74%     68.84%     79.30%
Cashout Refi                 496      107,619,995    46.05       7.112        609         216,976      81.69      73.89      87.79
Refinance                     29        6,223,552     2.66       6.818        630         214,605      81.19      78.37      89.41
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               895   $  195,084,632    83.48%      7.037%       629        $217,972      84.93%     69.03%    100.00%
Non-Owner Occupied           171       34,139,752    14.61       7.171        667         199,648      84.50      83.00       0.00
Second Home                   23        4,470,103     1.91       6.682        627         194,352      80.56      87.37       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                844   $  174,950,380    74.86%      7.014%       629        $207,287      84.70%     73.31%     87.96%
2-4 Unit                     136       37,179,516    15.91       7.125        654         273,379      84.30      62.39      63.44
Condo                        109       21,564,591     9.23       7.209        650         197,840      86.31      71.62      81.68
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        257   $   60,672,056    25.96%      6.915%       638        $236,078      82.96%     70.24%     80.64%
California (Northern)        182       42,396,845    18.14       6.764        637         232,950      82.10      74.80      83.87
Illinois                      88       18,046,619     7.72       7.494        649         205,075      89.26      59.00      82.06
New York                      65       15,291,510     6.54       7.047        622         235,254      83.81      53.21      87.27
Florida                       80       14,219,835     6.08       7.302        622         177,748      88.52      73.87      90.49
Massachusetts                 36       10,305,934     4.41       7.204        642         286,276      85.43      66.35      91.46
New Jersey                    42        8,488,412     3.63       7.494        607         202,105      80.89      55.53      91.36
Colorado                      38        7,520,888     3.22       6.879        631         197,918      85.82      94.35      83.55
Minnesota                     37        6,875,123     2.94       6.783        653         185,814      88.44      88.15      70.48
Hawaii                        25        6,661,087     2.85       6.940        644         266,443      82.55      69.69      69.99
Washington                    24        4,549,989     1.95       7.222        629         189,583      86.53      77.65      97.48
Others                       215       38,666,191    16.55       7.215        630         179,843      87.52      78.62      83.20
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
96740                          6   $    1,677,371     0.72%      6.735%       639        $279,562      87.03%     83.95%     79.35%
95758                          7        1,665,029     0.71       6.732        626         237,861      82.64      71.78      88.68
94531                          5        1,475,417     0.63       6.433        615         295,083      81.63     100.00     100.00
92592                          5        1,252,734     0.54       6.516        644         250,547      85.82     100.00      64.36
95376                          5        1,162,605     0.50       6.885        655         232,521      88.18     100.00      64.47
91724                          5        1,159,125     0.50       6.142        642         231,825      76.15     100.00     100.00
91722                          5        1,096,819     0.47       7.427        616         219,364      81.42      83.74      80.89
91709                          4        1,083,026     0.46       6.478        599         270,756      82.73      73.33     100.00
60639                          4        1,052,097     0.45       7.499        679         263,024      86.87      30.93     100.00
95330                          4        1,048,276     0.45       6.655        594         262,069      83.82     100.00     100.00
Others                     1,039      221,021,989    94.58       7.068        635         212,726      84.85      70.65      83.26
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
241 - 360
Months                     1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
 Amortization            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                     927   $  195,942,069    83.85%      7.196%       630        $211,372      84.93%     67.61%     81.25%
2/28 IO                       99       23,160,776     9.91       6.269        652         233,947      85.11      97.83     100.00
3/27 ARM                      48       10,756,958     4.60       6.472        662         224,103      83.27      73.74      82.69
3/27 IO                       15        3,834,684     1.64       5.909        671         255,646      79.44     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Periodic Cap              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Months To              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Rate Reset               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
13-24                      1,026   $  219,102,845    93.76%      7.098%       633        $213,551      84.95%     70.80%     83.23%
25-36                         63       14,591,642     6.24       6.324        664         231,613      82.26      80.64      87.24
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Life Maximum           Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
      Rate                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
12.99% & Below               155   $   34,768,261    14.88%      5.634%       672        $224,311      79.91%     92.72%     95.57%
13.00-13.49%                 131       29,300,291    12.54       6.276        643         223,666      84.13      87.98      77.60
13.50-13.99%                 258       58,602,547    25.08       6.766        638         227,142      84.29      74.78      78.73
14.00-14.49%                 165       35,223,869    15.07       7.239        622         213,478      87.39      73.69      84.09
14.50-14.99%                 198       41,224,135    17.64       7.754        623         208,203      87.23      63.32      78.76
15.00-15.49%                  97       19,220,738     8.22       8.268        635         198,152      89.52      32.63      94.64
15.50-15.99%                  60       11,524,900     4.93       8.661        591         192,082      82.83      44.48      79.77
16.00-16.99%                  12        2,035,184     0.87       9.367        572         169,599      78.68      43.31      94.70
17.00% & Above                13        1,794,562     0.77      10.453        532         138,043      67.15      40.40      87.89
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                             Distribution by Margin

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Margin                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                 13   $    2,989,318     1.28%      5.000%       705        $229,948      74.97%    100.00%     93.29%
6.00- 6.49%                   40        9,297,181     3.98       5.347        690         232,430      79.31      98.05      94.96
6.50- 6.99%                1,036      221,407,988    94.74       7.149        631         213,714      85.15      69.91      82.86
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,089   $  233,694,487   100.00%      7.050%       635        $214,595      84.78%     71.42%     83.48%
===================================================================================================================================

                    The Group I Fixed Rate Mortgage Loans(1)

Scheduled Principal Balance:                                        $72,243,233
Number of Mortgage Loans:                                                   638
Average Scheduled Principal Balance:                                   $113,234
Weighted Average Gross Coupon:                                           7.906%
Weighted Average Original FICO Score:                                       646
Weighted Average Original Combined LTV Ratio(2):                         81.36%
Weighted Average Stated Remaining Term (months):                            325
Weighted Average Seasoning (months):                                          3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.


                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                 257   $    6,148,631     8.51%     12.070%       632        $ 23,925      97.34%     47.83%     97.43%
$50,001 - $75,000             72        4,634,286     6.41      11.885        650          64,365      92.34      18.10     100.00
$75,001 - $100,000            44        3,794,715     5.25      10.790        649          86,244      76.24      49.65      86.90
$100,001 - $125,000           23        2,595,255     3.59       7.984        646         112,837      66.88      82.62      69.44
$125,001 - $150,000           17        2,417,614     3.35       7.315        632         142,213      76.61      76.72      75.98
$150,001 - $200,000           90       15,733,441    21.78       6.990        632         174,816      76.51      82.05      87.79
$200,001 - $250,000           53       11,925,129    16.51       6.774        632         225,002      78.39      70.25      94.46
$250,001 - $300,000           52       14,252,010    19.73       6.800        658         274,077      81.16      81.09      78.85
$300,001 - $350,000           15        4,765,590     6.60       6.926        674         317,706      81.99      67.41      86.92
$350,001 - $400,000           10        3,753,936     5.20       6.867        671         375,394      90.89      90.43      69.62
$400,001 - $450,000            3        1,254,976     1.74       7.591        705         418,325      97.34      67.56      64.64
$450,001 - $500,000            2          967,649     1.34       6.764        657         483,824      68.25      51.42     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.50- 5.99%                    1   $      214,039     0.30%      5.990%       643        $214,039      56.29%      0.00%    100.00%
6.00- 6.49%                   60       13,566,024    18.78       6.296        669         226,100      74.13      80.96      95.83
6.50- 6.99%                  106       24,010,946    33.24       6.792        642         226,518      75.68      77.85      88.51
7.00- 7.49%                   48       10,308,177    14.27       7.225        654         214,754      79.57      85.36      59.56
7.50- 7.99%                   44        8,067,588    11.17       7.694        625         183,354      82.47      65.59      79.65
8.00- 8.49%                   11        1,458,060     2.02       8.291        619         132,551      85.72      90.62      75.45
8.50- 8.99%                    8        1,020,145     1.41       8.657        640         127,518      80.69      55.36      82.28
11.00-11.49%                  50        2,178,166     3.02      11.325        643          43,563      99.18      72.03     100.00
11.50-11.99%                 112        4,803,308     6.65      11.751        642          42,887      99.34      44.08      98.76
12.00-12.49%                 119        2,909,380     4.03      12.157        638          24,449      98.66      32.77      96.88
12.50-12.99%                  74        3,460,039     4.79      12.787        645          46,757      99.78       4.82      99.78
13.00-13.49%                   5          247,362     0.34      13.000        627          49,472     100.00       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                   21   $    3,100,449     4.29%      7.516%       759        $147,640      86.37%     79.52%     44.34%
720-739                       24        3,800,118     5.26       6.964        727         158,338      78.45      56.31      82.57
700-719                       25        4,862,785     6.73       7.058        708         194,511      83.96      80.99      87.33
680-699                       44        7,683,048    10.63       7.419        689         174,615      81.81      73.69      72.74
660-679                       70        9,443,431    13.07       7.945        666         134,906      82.65      52.39      79.32
640-659                      104       10,484,797    14.51       8.232        649         100,815      84.82      58.96      88.06
620-639                      123       10,430,449    14.44       8.891        629          84,800      83.73      51.87      92.70
600-619                      127        9,107,463    12.61       8.454        609          71,712      85.65      87.36      93.98
580-599                       54        5,628,945     7.79       7.767        589         104,240      73.34      86.81      97.48
560-579                       23        3,731,869     5.17       6.964        573         162,255      68.94      92.95     100.00
540-559                       14        2,485,637     3.44       7.450        551         177,546      76.70      77.13     100.00
520-539                        6        1,034,533     1.43       7.297        533         172,422      59.73     100.00     100.00
500-519                        2          372,783     0.52       6.821        509         186,392      69.95     100.00     100.00
N/A                            1           76,926     0.11       8.990        N/A          76,926      42.90     100.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                  278   $   58,644,979    81.18%      6.944%       647        $210,953      77.20%     77.85%     83.51%
Second Liens                 360       13,598,254    18.82      12.056        642          37,773      99.29      35.34      98.84
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                      Distribution by Original Combined LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Original             Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Combined LTV             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                 7   $      798,560     1.11%      7.020%       680        $114,080      33.28%     39.65%     58.59%
40.01 - 50.00%                10        1,492,637     2.07       6.988        601         149,264      45.99      87.32      94.85
50.01 - 60.00%                29        5,718,695     7.92       6.778        611         197,196      54.78      76.91      86.92
60.01 - 70.00%                47       10,101,421    13.98       6.748        630         214,924      66.38      58.58      85.08
70.01 - 80.00%                69       14,938,142    20.68       6.836        653         216,495      77.64      73.96      90.52
80.01 - 85.00%                31        7,027,699     9.73       6.979        652         226,700      84.13      81.74      86.93
85.01 - 90.00%                70       13,584,032    18.80       7.157        664         194,058      89.70      95.28      65.81
90.01 - 95.00%               119        5,266,879     7.29       8.489        655          44,259      94.60      79.24      96.54
95.01 - 100.00%              256       13,315,170    18.43      11.649        644          52,012      99.96      34.65      99.95
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      83.16%     69.85%     86.39%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                     400   $   50,458,994    69.85%      7.370%       642        $126,147      80.52%    100.00%     83.50%
Stated Doc                   218       19,542,535    27.05       9.401        657          89,645      84.88       0.00      93.36
Easy Doc                      20        2,241,704     3.10       6.947        643         112,085      69.72       0.00      90.71
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 228   $   43,770,389    60.59%      6.984%       639        $191,975      74.21%     76.30%     87.76%
Purchase                     389       24,094,529    33.35       9.737        656          61,940      49.93      58.55      86.63
Refinance                     21        4,378,315     6.06       7.056        664         208,491      74.41      67.50      71.40
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      66.13%     69.85%     86.39%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               574   $   62,411,781    86.39%      7.999%       640        $108,731      81.67%     67.51%    100.00%
Non-Owner Occupied            59        8,966,099    12.41       7.374        684         151,968      79.54      88.64       0.00
Second Home                    5          865,354     1.20       6.754        692         173,071      78.15      43.66       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                548   $   54,784,972    75.83%      8.149%       640        $ 99,973      81.82%     67.31%     92.58%
2-4 Unit                      72       14,793,263    20.48       7.123        666         205,462      79.10      79.09      62.84
Condo                         18        2,664,998     3.69       7.260        654         148,055      84.57      70.69      89.86
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        164   $   20,141,239    27.88%      7.803%       639        $122,812      78.36%     60.76%     86.56%
New York                      69       13,822,906    19.13       7.106        655         200,332      79.43      76.90      83.12
California (Northern)         85        8,236,567    11.40       8.990        641          96,901      79.54      56.21      79.52
Florida                       62        5,748,077     7.96       7.827        634          92,711      84.84      83.32      90.55
Hawaii                        16        3,883,100     5.38       6.987        663         242,694      79.08      87.89      83.95
Illinois                      31        2,916,914     4.04       8.338        661          94,094      90.64      66.63      93.85
New Jersey                    19        2,757,280     3.82       7.101        665         145,120      76.94      85.58      88.71
Massachusetts                 12        1,809,593     2.50       8.070        655         150,799      77.82      53.43      92.56
Connecticut                   15        1,711,154     2.37       7.480        640         114,077      82.85      92.02      89.18
Colorado                      19        1,580,011     2.19       8.841        615          83,158      85.96      72.18     100.00
Maryland                      14        1,285,154     1.78       8.629        628          91,797      83.35      48.76     100.00
Others                       132        8,351,240    11.56       8.771        652          63,267      89.78      73.62      86.50
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11226                          2   $      647,531     0.90%      7.026%       670        $323,766      83.36%    100.00%     60.72%
95336                          5          646,643     0.90       7.980        650         129,329      83.25      36.44     100.00
11003                          3          587,853     0.81       7.135        678         195,951      84.09      56.64     100.00
11207                          2          582,562     0.81       7.048        696         291,281      82.30     100.00      69.36
92869                          2          571,853     0.79       6.525        579         285,926      57.75     100.00     100.00
11236                          2          560,586     0.78       6.913        635         280,293      81.03     100.00     100.00
92879                          2          529,968     0.73       6.508        671         264,984      81.83     100.00      48.43
91706                          3          524,988     0.73       6.730        656         174,996      71.35      41.92      76.25
92630                          2          507,256     0.70       7.076        583         253,628      70.66     100.00     100.00
11372                          1          497,567     0.69       6.550        691         497,567      71.33     100.00     100.00
Others                       614       66,586,427    92.17       7.985        646         108,447      81.73      68.74      86.48
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months               172   $    4,285,598     5.93%     10.213%       627        $ 24,916      85.54%     62.64%     94.50%
181 - 240 Months             202       11,829,974    16.38      11.601        643          58,564      96.50      30.49     100.00
241 - 360 Months             264       56,127,661    77.69       6.951        648         212,605      77.85      78.69      82.90
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
 Amortization            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                       The Group II All Mortgage Loans(1)

Scheduled Principal Balance:                                       $381,993,889
Number of Mortgage Loans:                                                 2,557
Average Scheduled Principal Balance:                                   $149,391
Weighted Average Gross Coupon:                                           7.502%
Weighted Average Original FICO Score:                                       627
Weighted Average Original Combined LTV Ratio(2):                         82.58%
Weighted Average Stated Remaining Term (months):                            349
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll(3):                                          21
Weighted Average Gross Margin(3):                                         6.97%
Weighted Average Initial Rate Cap(3):                                     3.00%
Weighted Average Periodic Rate Cap(3):                                    1.50%
Weighted Average Gross Maximum Lifetime Rate(3):                         14.39%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                 223   $    6,922,623     1.81%     11.474%       631        $ 31,043      98.56%     63.41%     97.97%
$50,001 - $75,000            200       12,665,993     3.32       9.123        639          63,330      88.09      76.26      80.64
$75,001 - $100,000           292       25,938,299     6.79       8.221        625          88,830      84.77      78.31      80.31
$100,001 - $125,000          326       36,827,064     9.64       7.754        622         112,966      83.50      79.59      81.41
$125,001 - $150,000          294       40,474,500    10.60       7.495        624         137,668      80.18      72.17      85.91
$150,001 - $200,000          647      112,360,664    29.41       7.222        622         173,664      81.05      74.72      88.99
$200,001 - $250,000          304       67,775,734    17.74       7.243        624         222,946      80.05      66.29      90.12
$250,001 - $300,000          188       51,588,212    13.50       7.095        634         274,405      84.14      68.72      89.42
$300,001 - $350,000           68       21,549,733     5.64       7.201        641         316,908      85.04      72.04      89.72
$350,001 - $400,000           11        4,160,744     1.09       7.737        655         378,249      89.77      53.96      73.07
$400,001 - $450,000            3        1,269,560     0.33       7.103        639         423,187      90.00     100.00     100.00
$450,001 - $500,000            1          460,760     0.12       8.050        578         460,760      71.08       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00- 5.49%                    9   $    1,704,982     0.45%      5.262%       684        $189,442      76.04%    100.00%    100.00%
5.50- 5.99%                   92       18,399,986     4.82       5.815        673         200,000      77.53      90.30      97.03
6.00- 6.49%                  202       37,566,509     9.83       6.260        656         185,973      77.68      87.49      94.19
6.50- 6.99%                  496       88,465,109    23.16       6.781        639         178,357      79.68      78.43      88.05
7.00- 7.49%                  355       60,139,041    15.74       7.243        622         169,406      82.19      75.80      81.55
7.50- 7.99%                  489       77,439,294    20.27       7.753        614         158,363      83.38      66.74      80.04
8.00- 8.49%                  298       44,863,397    11.74       8.241        604         150,548      86.02      58.58      88.75
8.50- 8.99%                  228       32,578,663     8.53       8.694        589         142,889      83.46      57.09      90.46
9.00- 9.49%                   29        3,182,279     0.83       9.170        667         109,734      89.00      16.99      98.11
9.50- 9.99%                   34        1,944,486     0.51       9.871        691          57,191      99.82      97.42     100.00
10.00-10.49%                  28        1,385,604     0.36      10.200        642          49,486      99.45      90.32     100.00
10.50-10.99%                 197       10,616,845     2.78      10.803        632          53,893      99.65      87.64      99.62
11.00-11.49%                  18          781,851     0.20      11.120        657          43,436      99.70      65.52     100.00
13.00-13.49%                  27        1,125,281     0.29      13.266        640          41,677      99.86       1.44     100.00
13.50 & Above                 55        1,800,560     0.47      13.782        632          32,737      99.93       0.76     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                   83   $   13,570,102     3.55%      6.889%       762        $163,495      83.71%     74.32%     67.63%
720-739                       80       11,866,475     3.11       7.143        729         148,331      83.35      55.38      76.53
700-719                      112       18,211,549     4.77       7.161        709         162,603      87.07      62.21      73.44
680-699                      172       27,443,748     7.18       7.215        688         159,557      86.08      62.52      79.32
660-679                      240       38,580,962    10.10       7.211        669         160,754      84.15      65.80      81.36
640-659                      339       49,395,921    12.93       7.388        651         145,711      84.17      65.15      83.75
620-639                      368       44,883,167    11.75       7.910        629         121,965      85.55      65.38      89.08
600-619                      335       44,439,963    11.63       7.652        610         132,657      83.92      76.41      89.01
580-599                      288       46,597,447    12.20       7.341        589         161,797      80.75      85.17      94.09
560-579                      226       36,964,591     9.68       7.615        570         163,560      79.77      84.15      94.09
540-559                      148       23,210,558     6.08       7.837        550         156,828      77.57      78.16      97.95
520-539                       87       14,330,200     3.75       7.877        530         164,715      74.04      77.33     100.00
500-519                       78       12,340,981     3.23       8.184        510         158,218      73.93      82.79     100.00
N/A                            1          158,227     0.04       9.250        N/A         158,227      75.00       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                2,185   $  363,604,257    95.19%      7.323%       626        $166,409      81.71%     72.21%     86.78%
Second Liens                 372       18,389,631     4.81      11.038        643          49,434      99.71      74.38      99.78
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Original LTV             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                28        3,618,451     0.95%      6.969%       633        $129,230      33.81%     76.01%     88.25%
40.01 - 50.00%                34        5,022,627     1.31       7.021        600         147,724      46.35      63.09      91.12
50.01 - 60.00%                79       12,617,328     3.30       7.047        607         159,713      56.12      50.32      90.53
60.01 - 70.00%               204       34,524,249     9.04       7.193        608         169,237      66.33      58.74      85.60
70.01 - 80.00%               767      129,234,482    33.83       7.218        620         168,493      78.33      65.42      91.44
80.01 - 85.00%               189       29,643,792     7.76       7.402        606         156,845      84.38      79.64      90.31
85.01 - 90.00%               628      105,282,399    27.56       7.290        634         167,647      89.82      90.78      74.53
90.01 - 95.00%               126       17,501,030     4.58       7.754        638         138,897      94.62      82.90      98.14
95.01 - 100.00%              502       44,549,531    11.66       9.260        661          88,744      99.98      57.15     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                   1,869   $  276,252,936    72.32%      7.355%       621        $147,808      83.51%    100.00%     86.41%
Stated Doc                   642       98,680,544    25.83       7.921        642         153,708      80.44       0.00      90.67
Easy                          46        7,060,408     1.85       7.387        628         153,487      76.08       0.00      80.73
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               1,295   $  214,789,916    56.23%      7.308%       610        $165,861      78.55%     72.68%     90.59%
Purchase                   1,179      152,599,100    39.95       7.817        650         129,431      88.60      71.54      82.29
Refinance                     83       14,604,872     3.82       7.059        633         175,962      78.91      75.16      94.04
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             2,221   $  333,884,824    87.41%      7.509%       621        $150,331      82.56%     71.49%    100.00%
Non-Owner Occupied           304       43,472,978    11.38       7.469        665         143,003      82.62      80.18       0.00
Second Home                   32        4,636,087     1.21       7.310        653         144,878      83.18      57.98       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family              2,145   $  306,231,672    80.17%      7.524%       622        $142,765      82.79%     74.09%     90.40%
2-4 Unit                     274       55,860,493    14.62       7.402        646         203,870      81.10      65.01      72.78
Condo                        138       19,901,723     5.21       7.441        639         144,215      83.48      65.63      82.35
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        456   $   73,535,017    19.25%      7.292%       631        $161,261      80.28%     69.65%     87.59%
California (Northern)        278       43,741,852    11.45       7.353        640         157,345      82.13      74.34      86.56
New York                     200       42,112,940    11.02       7.215        631         210,565      78.25      68.44      87.06
Florida                      286       35,782,547     9.37       7.788        625         125,114      85.46      70.61      84.32
New Jersey                   172       32,127,992     8.41       7.453        620         186,791      78.65      61.50      90.01
Illinois                     156       22,105,956     5.79       7.799        626         141,705      86.95      70.12      86.54
Maryland                      91       13,020,419     3.41       7.594        606         143,082      83.66      82.40      88.48
Massachusetts                 60       11,068,148     2.90       7.557        618         184,469      78.45      63.05      90.35
Colorado                      77       10,348,117     2.71       7.539        632         134,391      88.50      77.80      92.75
Minnesota                     62        9,576,707     2.51       7.513        622         154,463      84.67      79.17      78.89
Connecticut                   61        8,711,885     2.28       7.714        628         142,818      86.38      77.01      88.43
Others                       658       79,862,309    20.91       7.685        620         121,371      85.25      79.04      88.09
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11236                          7   $    1,784,880     0.47%      7.017%       637        $254,983      77.98%     46.99%    100.00%
95206                         10        1,698,934     0.44       7.402        638         169,893      88.01      70.18     100.00
95758                          8        1,298,015     0.34       7.617        659         162,252      86.13      72.00      84.62
11208                          5        1,260,484     0.33       7.257        668         252,097      82.14      39.59     100.00
91605                          5        1,246,246     0.33       7.348        637         249,249      80.79      43.21     100.00
94601                          5        1,242,747     0.33       6.755        622         248,549      83.66     100.00     100.00
07047                          4        1,210,456     0.32       7.188        627         302,614      79.78      71.25     100.00
94541                          5        1,191,989     0.31       6.563        634         238,398      70.71      22.09     100.00
95823                          7        1,143,339     0.30       7.003        632         163,334      80.82      85.33     100.00
90047                          5        1,088,204     0.28       6.874        665         217,641      81.98     100.00      60.38
Others                     2,496      368,828,593    96.55       7.516        626         147,768      82.62      72.61      87.13
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months               101   $    4,335,436     1.13%      9.113%       647        $ 42,925      83.85%     63.52%     86.69%
181 - 240 Months             306       19,406,665     5.08      10.335        644          63,420      93.88      75.30     100.00
241 - 360 Months           2,150      358,251,788    93.78       7.329        625         166,629      81.95      72.26      86.73
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
 Amortization            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                   1,702   $  277,486,000    72.64%      7.467%       618        $163,035      83.10%     69.53%     85.48%
2/28 IO                       89       17,156,921     4.49       6.476        649         192,774      84.24      98.92      99.17
3/27 ARM                      47        7,504,821     1.96       6.754        653         159,677      79.09      89.41      87.85
3/27 IO                        8        1,571,900     0.41       6.421        697         196,488      84.50     100.00     100.00
Fixed                        711       78,274,246    20.49       7.945        648         110,090      80.64      74.19      91.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Periodic Cap              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                      1,846   $  303,719,643    79.51%      7.388%       621        $164,529      83.08%     71.84%     86.39%
N/A                          711       78,274,246    20.49       7.945        648         110,090      80.64      74.19      91.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Months To              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Rate Reset               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
13-24                      1,791   $  294,642,921    77.13%      7.409%       620        $164,513      83.17%     71.24%     86.28%
25-36                         55        9,076,721     2.38       6.696        660         165,031      80.03      91.24      89.96
N/A                          711       78,274,246    20.49       7.945        648         110,090      80.64      74.19      91.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Life Maximum           Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
      Rate                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
12.99% & Below               100   $   19,895,851     5.21%      5.769%       674        $198,959      77.52%     91.03%     97.25%
13.00-13.49%                 138       26,338,465     6.89       6.248        649         190,858      81.03      87.19      93.89
13.50-13.99%                 371       64,418,704    16.86       6.778        632         173,635      81.67      79.62      86.38
14.00-14.49%                 294       49,367,572    12.92       7.241        619         167,917      83.69      76.29      81.57
14.50-14.99%                 405       64,340,548    16.84       7.756        610         158,866      84.26      68.39      79.58
15.00-15.49%                 292       44,213,906    11.57       8.244        603         151,417      85.97      57.97      88.71
15.50-15.99%                 224       32,329,608     8.46       8.692        589         144,329      83.33      56.76      90.39
16.00-16.99%                  22        2,814,988     0.74       9.152        661         127,954      87.59       6.16      97.86
N/A                          711       78,274,246    20.49       7.945        648         110,090      80.64      74.19      91.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                             Distribution by Margin

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Margin                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                  2   $      397,356     0.10%      5.000%       694        $198,678      63.02%    100.00%    100.00%
6.00- 6.49%                   21        3,829,836     1.00       5.446        692         182,373      77.77      98.06      92.50
6.50- 6.99%                1,823      299,492,450    78.40       7.416        620         164,285      83.17      71.46      86.30
N/A                          711       78,274,246    20.49       7.945        648         110,090      80.64      74.19      91.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                 The Group II Adjustable Rate Mortgage Loans(1)

Scheduled Principal Balance:                                       $303,719,643
Number of Mortgage Loans:                                                 1,846
Average Scheduled Principal Balance:                                   $164,529
Weighted Average Gross Coupon:                                           7.388%
Weighted Average Original FICO Score:                                       621
Weighted Average Original Combined LTV Ratio(2):                         83.08%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll(3):                                          21
Weighted Average Gross Margin(3):                                         6.97%
Weighted Average Initial Rate Cap(3):                                     3.00%
Weighted Average Periodic Rate Cap(3):                                    1.50%
Weighted Average Gross Maximum Lifetime Rate(3):                         14.39%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                   4   $      199,486     0.07%      8.523%       589        $ 49,872      70.77%     74.98%     49.99%
$50,001 - $75,000             91        5,881,620     1.94       7.958        640          64,633      84.26      73.93      63.01
$75,001 - $100,000           208       18,495,742     6.09       7.739        616          88,922      82.90      77.54      74.16
$100,001 - $125,000          284       31,995,868    10.53       7.678        617         112,662      83.64      79.70      81.83
$125,001 - $150,000          254       34,866,119    11.48       7.562        620         137,268      81.87      73.34      86.37
$150,001 - $200,000          536       93,278,785    30.71       7.290        618         174,028      82.94      73.70      88.39
$200,001 - $250,000          255       56,826,262    18.71       7.293        618         222,848      81.39      66.54      89.73
$250,001 - $300,000          154       42,217,952    13.90       7.144        628         274,143      84.49      66.94      88.98
$300,001 - $350,000           47       14,876,864     4.90       7.245        634         316,529      86.26      72.22      91.44
$350,001 - $400,000           10        3,781,703     1.25       7.821        647         378,170      89.59      49.34      70.37
$400,001 - $450,000            2          838,481     0.28       6.770        630         419,240      90.00     100.00     100.00
$450,001 - $500,000            1          460,760     0.15       8.050        578         460,760      71.08       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00- 5.49%                    9   $    1,704,982     0.56%      5.262%       684        $189,442      76.04%    100.00%    100.00%
5.50- 5.99%                   91       18,190,869     5.99       5.816        673         199,900      77.65      90.19      96.99
6.00- 6.49%                  138       26,338,465     8.67       6.248        649         190,858      81.03      87.19      93.89
6.50- 6.99%                  371       64,418,704    21.21       6.778        632         173,635      81.67      79.62      86.38
7.00- 7.49%                  294       49,367,572    16.25       7.241        619         167,917      83.69      76.29      81.57
7.50- 7.99%                  405       64,340,548    21.18       7.756        610         158,866      84.26      68.39      79.58
8.00- 8.49%                  292       44,213,906    14.56       8.244        603         151,417      85.97      57.97      88.71
8.50- 8.99%                  224       32,329,608    10.64       8.692        589         144,329      83.33      56.76      90.39
9.00- 9.49%                   22        2,814,988     0.93       9.152        661         127,954      87.59       6.16      97.86
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                   64   $   10,507,053     3.46%      6.848%       763        $164,173      86.09%     78.86%     58.19%
720-739                       51        7,920,346     2.61       7.109        729         155,301      85.68      44.81      73.07
700-719                       71       12,167,670     4.01       7.138        708         171,376      88.86      55.25      70.58
680-699                      124       21,269,948     7.00       7.142        688         171,532      87.55      61.60      77.14
660-679                      168       28,208,077     9.29       7.160        670         167,905      85.71      60.17      79.93
640-659                      211       35,693,491    11.75       7.139        651         169,163      85.03      63.76      79.74
620-639                      211       33,412,322    11.00       7.360        629         158,352      84.78      66.18      86.94
600-619                      205       32,883,553    10.83       7.314        610         160,408      83.79      74.69      87.88
580-599                      246       41,342,459    13.61       7.344        589         168,059      81.79      85.96      93.72
560-579                      204       33,571,697    11.05       7.645        570         164,567      80.70      83.01      93.90
540-559                      130       20,831,704     6.86       7.883        550         160,244      78.98      78.42      97.71
520-539                       82       13,412,117     4.42       7.946        530         163,562      74.91      75.78     100.00
500-519                       78       12,340,981     4.06       8.184        510         158,218      73.93      82.79     100.00
N/A                            1          158,227     0.05       9.250        N/A         158,227      75.00       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                      Distribution by Original Combined LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Original LTV             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                10   $    1,473,115     0.49%      7.185%       619        $147,311      34.61%     45.81%     83.73%
40.01 - 50.00%                22        3,069,875     1.01       7.081        578         139,540      46.14      65.50      97.45
50.01 - 60.00%                43        7,236,775     2.38       7.198        589         168,297      56.00      41.43      87.98
60.01 - 70.00%               140       23,632,722     7.78       7.302        593         168,805      66.49      56.72      86.22
70.01 - 80.00%               666      110,719,150    36.45       7.270        614         166,245      78.56      64.25      91.52
80.01 - 85.00%               159       24,566,770     8.09       7.517        596         154,508      84.48      80.61      88.52
85.01 - 90.00%               562       92,136,133    30.34       7.298        631         163,943      89.84      91.52      73.52
90.01 - 95.00%                79       14,369,820     4.73       7.639        632         181,896      94.66      81.65      98.02
95.01 - 100.00%              165       26,515,282     8.73       8.107        672         160,699      99.98      45.65     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                   1,353   $  218,184,443    71.84%      7.241%       615        $161,260      84.08%    100.00%     85.16%
Stated Doc                   462       80,467,187    26.49       7.776        639         174,171      80.73       0.00      90.00
Easy Doc                      31        5,068,012     1.67       7.529        610         163,484      77.04       0.00      82.27
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 998   $  165,529,996    54.50%      7.381%       599        $165,862      80.06%     72.85%     90.55%
Purchase                     791      128,578,715    42.33       7.405        650         162,552      87.17      70.67      80.35
Refinance                     57        9,610,931     3.16       7.264        613         168,613      80.24      70.13      95.56
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             1,556   $  262,388,190    86.39%      7.372%       614        $168,630      82.94%     70.81%    100.00%
Non-Owner Occupied           264       37,473,182    12.34       7.498        665         141,944      83.74      80.69       0.00
Second Home                   26        3,858,271     1.27       7.349        650         148,395      85.85      55.61       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family              1,520   $  245,143,606    80.71       7.364%       617        $161,279      83.13%     74.17%     89.20%
2-4 Unit                     199       39,826,461    13.11       7.511        639         200,133      82.33      60.61      70.48
Condo                        127       18,749,575     6.17       7.437        637         147,634      83.92      65.17      83.45
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        275   $   50,975,922    16.78%      7.098%       621        $185,367      80.90%     70.02%     85.47%
California (Northern)        181       35,329,829    11.63       6.928        638         195,192      80.77      73.20      84.74
Florida                      222       30,383,189    10.00       7.720        623         136,861      86.47      71.89      83.44
New Jersey                   137       25,940,876     8.54       7.512        612         189,349      79.04      58.08      89.22
New York                     108       23,844,516     7.85       7.331        619         220,783      80.78      64.13      85.83
Illinois                     136       20,541,378     6.76       7.765        625         151,040      87.11      68.98      85.52
Maryland                      74       11,855,311     3.90       7.431        606         160,207      83.52      80.93      88.18
Massachusetts                 49        9,996,574     3.29       7.522        617         204,012      79.16      63.05      90.81
Minnesota                     57        9,281,659     3.06       7.457        621         162,836      84.43      80.88      78.22
Colorado                      57        9,267,505     3.05       7.167        631         162,588      87.62      79.49      91.90
Connecticut                   51        7,730,826     2.55       7.652        626         151,585      86.21      74.09      88.51
Others                       499       68,572,058    22.58       7.515        616         137,419      84.84      78.40      87.79
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
95206                          7   $    1,542,956     0.51%      7.047%       640        $220,422      86.79%     67.17%    100.00%
94601                          5        1,242,747     0.41       6.755        622         248,549      83.66     100.00     100.00
95823                          7        1,143,339     0.38       7.003        632         163,334      80.82      85.33     100.00
95758                          5        1,099,427     0.36       7.045        665         219,885      83.63      74.58      81.84
91605                          4          967,706     0.32       7.451        637         241,926      78.13      55.65     100.00
94541                          4          967,377     0.32       6.520        619         241,844      74.84      27.22     100.00
94590                          4          967,035     0.32       7.335        587         241,759      77.63      20.60      69.46
11236                          4          957,518     0.32       7.109        605         239,379      77.12      58.72     100.00
20744                          5          917,518     0.30       7.339        585         183,504      79.58      82.08     100.00
07083                          5          898,682     0.30       6.861        627         179,736      72.13      42.24     100.00
Others                     1,796      293,015,338    96.48       7.400        621         163,149      83.19      72.15      86.06
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
241 - 360 Months           1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
 Amortization            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                   1,702   $  277,486,000    91.36%      7.467%       618        $163,035      83.10%     69.53%     85.48%
2/28 IO                       89       17,156,921     5.65       6.476        649         192,774      84.24      98.92      99.17
3/27 ARM                      47        7,504,821     2.47       6.754        653         159,677      79.09      89.41      87.85
3/27 IO                        8        1,571,900     0.52       6.421        697         196,488      84.50     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Periodic Cap              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Months To              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Rate Reset               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
13-24                      1,791   $  294,642,921    97.01%      7.409%       620        $164,513      83.17%     71.24%     86.28%
25-36                         55        9,076,721     2.99       6.696        660         165,031      80.03      91.24      89.96
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Life Maximum           Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
      Rate                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
12.99% & Below               100   $   19,895,851     6.55%      5.769%       674        $198,959      77.52%     91.03%     97.25%
13.00-13.49%                 138       26,338,465     8.67       6.248        649         190,858      81.03      87.19      93.89
13.50-13.99%                 371       64,418,704    21.21       6.778        632         173,635      81.67      79.62      86.38
14.00-14.49%                 294       49,367,572    16.25       7.241        619         167,917      83.69      76.29      81.57
14.50-14.99%                 405       64,340,548    21.18       7.756        610         158,866      84.26      68.39      79.58
15.00-15.49%                 292       44,213,906    14.56       8.244        603         151,417      85.97      57.97      88.71
15.50-15.99%                 224       32,329,608    10.64       8.692        589         144,329      83.33      56.76      90.39
16.00-16.99%                  22        2,814,988     0.93       9.152        661         127,954      87.59       6.16      97.86
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                             Distribution by Margin

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Margin                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                  2   $      397,356     0.13%      5.000%       694        $198,678      63.02%    100.00%    100.00%
6.00- 6.49%                   21        3,829,836     1.26       5.446        692         182,373      77.77      98.06      92.50
6.50- 6.99%                1,823      299,492,450    98.61       7.416        620         164,285      83.17      71.46      86.30
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                    The Group II Fixed Rate Mortgage Loans(1)

Scheduled Principal Balance:                                        $78,274,246
Number of Mortgage Loans:                                                   711
Average Scheduled Principal Balance:                                   $110,090
Weighted Average Gross Coupon:                                           7.945%
Weighted Average Original FICO Score:                                       648
Weighted Average Original Combined LTV Ratio(2):                         80.64%
Weighted Average Stated Remaining Term (months):                            316
Weighted Average Seasoning (months):                                          3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                 219   $    6,723,137     8.59%     11.562%       632        $ 30,699      99.38%     63.07%     99.39%
$50,001 - $75,000            109        6,784,374     8.67      10.132        639          62,242      91.42      78.29      95.92
$75,001 - $100,000            84        7,442,557     9.51       9.418        648          88,602      89.40      80.21      95.60
$100,001 - $125,000           42        4,831,195     6.17       8.257        657         115,028      82.60      78.85      78.61
$125,001 - $150,000           40        5,608,381     7.17       7.083        647         140,210      69.61      64.85      83.00
$150,001 - $200,000          111       19,081,879    24.38       6.890        641         171,909      71.84      79.70      91.93
$200,001 - $250,000           49       10,949,473    13.99       6.983        654         223,459      73.14      64.95      92.14
$250,001 - $300,000           34        9,370,260    11.97       6.872        662         275,596      82.60      76.72      91.42
$300,001 - $350,000           21        6,672,869     8.52       7.104        654         317,756      82.34      71.65      85.89
$350,001 - $400,000            1          379,041     0.48       6.900        728         379,041      91.57     100.00     100.00
$400,001 - $450,000            1          431,079     0.55       7.750        657         431,079      90.00     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.50- 5.99%                    1   $      209,117     0.27%      5.750%       709        $209,117      66.67%    100.00%    100.00%
6.00- 6.49%                   64       11,228,044    14.34       6.288        674         175,438      69.82      88.20      94.91
6.50- 6.99%                  125       24,046,405    30.72       6.788        656         192,371      74.33      75.24      92.52
7.00- 7.49%                   61       10,771,469    13.76       7.256        635         176,581      75.31      73.56      81.50
7.50- 7.99%                   84       13,098,746    16.73       7.737        629         155,937      79.07      58.64      82.28
8.00- 8.49%                    6          649,491     0.83       8.035        652         108,249      89.36     100.00      91.83
8.50- 8.99%                    4          249,056     0.32       8.990        652          62,264     100.00     100.00     100.00
9.00- 9.49%                    7          367,291     0.47       9.303        707          52,470      99.81     100.00     100.00
9.50- 9.99%                   34        1,944,486     2.48       9.871        691          57,191      99.82      97.42     100.00
10.00-10.49%                  28        1,385,604     1.77      10.200        642          49,486      99.45      90.32     100.00
10.50-10.99%                 197       10,616,845    13.56      10.803        632          53,893      99.65      87.64      99.62
11.00-11.49%                  18          781,851     1.00      11.120        657          43,436      99.70      65.52     100.00
13.00-13.49%                  27        1,125,281     1.44      13.266        640          41,677      99.86       1.44     100.00
13.50 & Above                 55        1,800,560     2.30      13.782        632          32,737      99.93       0.76     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                   19   $    3,063,049     3.91%      7.028%       760        $161,213      75.52%     58.76%    100.00%
720-739                       29        3,946,129     5.04       7.210        730         136,073      78.66      76.59      83.47
700-719                       41        6,043,879     7.72       7.206        711         147,412      83.48      76.22      79.18
680-699                       48        6,173,799     7.89       7.464        690         128,621      81.03      65.69      86.82
660-679                       72       10,372,885    13.25       7.347        669         144,068      79.90      81.11      85.26
640-659                      128       13,702,430    17.51       8.036        651         107,050      81.93      68.79      94.19
620-639                      157       11,470,845    14.65       9.512        630          73,063      87.79      63.05      95.31
600-619                      130       11,556,410    14.76       8.615        611          88,895      84.30      81.33      92.23
580-599                       42        5,254,987     6.71       7.321        590         125,119      72.62      79.01      96.99
560-579                       22        3,392,894     4.33       7.312        569         154,222      70.56      95.44      96.04
540-559                       18        2,378,854     3.04       7.431        552         132,159      65.19      75.88     100.00
520-539                        5          918,084     1.17       6.875        530         183,617      61.39     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                  339   $   59,884,615    76.51%      6.995%       650        $176,651      74.78%     74.13%     88.75%
Second Liens                 372       18,389,631    23.49      11.038        643          49,434      99.71      74.38      99.78
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Original LTV             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                18   $    2,145,336     2.74%      6.821%       642        $119,185      33.26%     96.74%     91.35%
40.01 - 50.00%                12        1,952,752     2.49       6.927        634         162,729      46.67      59.28      81.18
50.01 - 60.00%                36        5,380,554     6.87       6.844        632         149,460      56.29      62.27      93.96
60.01 - 70.00%                64       10,891,528    13.91       6.956        640         170,180      66.00      63.12      84.26
70.01 - 80.00%               101       18,515,331    23.65       6.904        653         183,320      76.94      72.46      90.93
80.01 - 85.00%                30        5,077,021     6.49       6.846        657         169,234      83.87      74.93      98.96
85.01 - 90.00%                66       13,146,265    16.80       7.230        654         199,186      89.65      85.65      81.65
90.01 - 95.00%                47        3,131,210     4.00       8.282        666          66,621      94.44      88.63      98.70
95.01 - 100.00%              337       18,034,248    23.04      10.955        645          53,514      99.98      74.06     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                     516   $   58,068,493    74.19%      7.782%       645        $112,536      81.35%    100.00%     91.11%
Stated Doc                   180       18,213,357    23.27       8.564        654         101,185      79.14       0.00      93.66
Easy Doc                      15        1,992,396     2.55       7.025        671         132,826      73.64       0.00      76.80
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 297   $   49,259,920    62.93%      7.063%       644        $165,858      73.47%     72.11%     90.72%
Purchase                     388       24,020,385    30.69      10.019        652          61,908      96.23      76.22      92.65
Refinance                     26        4,993,941     6.38       6.666        670         192,075      76.35      84.86      91.11
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               665   $   71,496,635    91.34%      8.009%       646        $107,514      81.17%     74.00%    100.00%
Non-Owner Occupied            40        5,999,795     7.67       7.291        668         149,995      75.63      76.98       0.00
Second Home                    6          777,816     0.99       7.116        671         129,636      69.96      69.73       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                625   $   61,088,066    78.04%      8.167%       644        $ 97,741      81.40%     73.74%     95.22%
2-4 Unit                      75       16,034,032    20.48       7.131        663         213,787      78.04      75.95      78.50
Condo                         11        1,152,148     1.47       7.500        665         104,741      76.31      73.15      64.44
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        181   $   22,559,095    28.82%      7.730%       653        $124,636      78.88%     68.80%     92.39%
New York                      92       18,268,424    23.34       7.065        647         198,570      74.95      74.07      88.66
California (Northern)         97        8,412,024    10.75       9.139        650          86,722      87.86      79.14      94.21
New Jersey                    35        6,187,116     7.90       7.205        655         176,775      77.05      75.85      93.29
Florida                       64        5,399,358     6.90       8.171        637          84,365      79.80      63.45      89.22
Texas                         27        1,574,189     2.01       9.578        660          58,303      94.40      80.12      92.88
Illinois                      20        1,564,578     2.00       8.242        641          78,229      84.83      85.06     100.00
Arizona                       15        1,458,806     1.86       8.487        641          97,254      88.72      82.77      78.83
Virginia                      12        1,282,481     1.64       7.291        638         106,873      80.48     100.00     100.00
Maryland                      17        1,165,108     1.49       9.253        605          68,536      85.10      97.39      91.50
Hawaii                        11        1,137,037     1.45       8.011        682         103,367      81.92      86.83      84.78
Others                       140        9,266,030    11.84       8.987        610          66,186      87.42      75.93      91.23
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11236                          3   $      827,362     1.06%      6.912%       674        $275,787      78.98%     33.42%    100.00%
11434                          3          816,741     1.04       7.145        620         272,247      85.74     100.00      59.40
11418                          3          804,509     1.03       6.817        684         268,170      77.67      67.57     100.00
11208                          3          730,165     0.93       6.863        669         243,388      83.69      68.35     100.00
92337                          4          564,165     0.72       7.073        636         141,041      84.46      70.29     100.00
11411                          2          563,023     0.72       7.517        674         281,512      95.21     100.00     100.00
91768                          4          537,280     0.69       6.960        622         134,320      61.14     100.00      73.69
90018                          2          528,288     0.67       6.838        739         264,144      74.66      38.92     100.00
92841                          3          521,437     0.67       7.049        717         173,812      72.36      13.02     100.00
91710                          3          457,521     0.58       7.359        638         152,507      77.99      82.84     100.00
Others                       681       71,923,755    91.89       8.025        646         105,615      80.72      74.78      91.26
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months               101   $    4,335,436     5.54%      9.113%       647        $ 42,925      83.85%     63.52%     86.69%
181 - 240 Months             306       19,406,665    24.79      10.335        644          63,420      93.88      75.30     100.00
241 - 360 Months             304       54,532,145    69.67       7.001        650         179,382      75.67      74.64      88.63
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
 Amortization            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                       The Group III All Mortgage Loans(1)

Scheduled Principal Balance:                                       $323,032,288
Number of Mortgage Loans:                                                 1,393
Average Scheduled Principal Balance:                                   $231,897
Weighted Average Gross Coupon:                                           7.456%
Weighted Average Original FICO Score:                                       630
Weighted Average Original Combined LTV Ratio(2):                         83.10%
Weighted Average Stated Remaining Term (months):                            349
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll(3):                                          21
Weighted Average Gross Margin(3):                                         6.95%
Weighted Average Initial Rate Cap(3):                                     3.00%
Weighted Average Periodic Rate Cap(3):                                    1.50%
Weighted Average Gross Maximum Lifetime Rate(3):                         14.29%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                 334   $    7,952,074     2.46%     11.719%       631        $ 23,809      96.47%     63.79%     96.60%
$50,001 - $75,000            123        7,622,692     2.36      10.181        604          61,973      83.19      70.64      85.24
$75,001 - $100,000            90        7,881,700     2.44       9.968        593          87,574      80.18      66.56      85.78
$100,001 - $125,000           61        6,857,258     2.12       9.765        588         112,414      78.39      64.23      83.57
$125,001 - $150,000           51        7,020,777     2.17       9.581        553         137,662      72.32      64.75      92.36
$150,001 - $200,000           57        9,970,390     3.09       9.647        553         174,919      72.04      65.44      87.91
$200,001 - $250,000           27        5,976,010     1.85       9.502        544         221,334      72.55      44.28      96.29
$250,001 - $300,000           16        4,403,025     1.36       8.615        596         275,189      75.78      44.07     100.00
$300,001 - $350,000          139       46,442,155    14.38       7.190        632         334,116      83.83      63.01      90.55
$350,001 - $400,000          184       69,128,319    21.40       6.998        637         375,697      85.70      65.06      92.31
$400,001 - $450,000          114       48,445,119    15.00       6.885        644         424,957      86.27      67.72      94.73
$450,001 - $500,000          134       64,491,911    19.96       6.850        643         481,283      81.96      73.06      92.56
$500,001 - $550,000           25       13,253,580     4.10       6.472        641         530,143      83.59      96.14     100.00
$550,001 - $600,000           26       15,012,892     4.65       6.727        645         577,419      81.08      65.29     100.00
$600,001 - $650,000            3        1,841,031     0.57       6.010        671         613,677      83.34     100.00     100.00
$650,001 & Above               9        6,733,356     2.08       6.421        649         748,151      76.85     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00- 5.49%                   10   $    4,466,810     1.38%      5.231%       679        $446,681      78.54%    100.00%    100.00%
5.50- 5.99%                   67       28,552,850     8.84       5.791        672         426,162      81.73      92.48      95.68
6.00- 6.49%                  116       49,540,770    15.34       6.255        658         427,076      80.72      78.20      94.01
6.50- 6.99%                  201       86,478,906    26.77       6.791        637         430,243      84.80      74.98      93.28
7.00- 7.49%                   96       39,047,422    12.09       7.233        630         406,744      86.21      65.91      87.82
7.50- 7.99%                   84       34,105,070    10.56       7.749        624         406,013      85.85      47.89      94.31
8.00- 8.49%                   78       19,154,843     5.93       8.248        623         245,575      85.93      44.95      92.04
8.50- 8.99%                   97       16,465,463     5.10       8.827        577         169,747      79.13      59.21      91.82
9.00- 9.49%                   82       12,242,017     3.79       9.238        564         149,293      77.73      58.47      92.22
9.50- 9.99%                   80        8,541,318     2.64       9.787        569         106,766      75.61      47.09      95.11
10.00-10.49%                  45        4,407,370     1.36      10.232        560          97,942      74.47      54.95      78.17
10.50-10.99%                 102        6,731,022     2.08      10.752        580          65,990      81.00      83.81      99.09
11.00-11.49%                  64        4,395,265     1.36      11.253        578          68,676      75.01      71.38      98.54
11.50-11.99%                  96        3,888,951     1.20      11.740        602          40,510      82.11      60.80      96.22
12.00-12.49%                 100        2,024,991     0.63      12.113        613          20,250      87.52      66.35      94.04
12.50-12.99%                  27        1,149,537     0.36      12.835        613          42,575      89.09       6.58      68.91
13.00-13.49%                  48        1,839,683     0.57      13.149        634          38,327      99.93       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
500-519                       83   $   14,111,264     4.37%      9.292%       510        $170,015      70.18%     58.64%     96.34%
520-539                       91       17,003,014     5.26       9.127        529         186,846      69.99      68.35      96.43
540-559                       88       17,028,243     5.27       8.351        551         193,503      75.78      60.89      94.46
560-579                       68       14,188,731     4.39       8.130        570         208,658      79.32      82.72      97.81
580-599                      126       31,553,516     9.77       7.516        590         250,425      81.01      71.31      94.50
600-619                      203       37,892,538    11.73       7.423        609         186,663      86.23      79.38      95.12
620-639                      235       48,141,683    14.90       7.350        630         204,858      84.88      69.46      93.31
640-659                      160       39,813,422    12.32       7.141        651         248,834      87.34      66.91      92.89
660-679                      124       38,825,066    12.02       6.780        668         313,105      85.09      65.20      96.25
680-699                       79       24,180,259     7.49       6.873        688         306,079      86.08      58.23      90.68
700-719                       67       20,869,693     6.46       6.881        709         311,488      87.38      67.74      86.40
720-739                       26        6,671,688     2.07       7.077        728         256,603      90.09      60.67      85.22
740 & Above                   39       12,431,588     3.85       6.773        758         318,759      83.76      69.10      74.94
N/A                            4          321,584     0.10      11.594        N/A          80,396      26.39      68.95     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                  986   $  309,449,367    95.80%      7.281%       629        $313,843      82.39%     68.45%     92.73%
Second Liens                 407       13,582,922     4.20      11.441        641          33,373      99.27      68.05      98.75
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                          Distribution by Original LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Original LTV             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below               427   $   16,331,280     5.06%     11.085%       630        $ 38,247      87.61%     67.40%     98.96%
40.01 - 50.00%                17        2,859,560     0.89       8.732        561         168,209      45.35      40.28      88.14
50.01 - 60.00%                38        9,234,391     2.86       7.911        585         243,010      55.87      49.29      96.43
60.01 - 70.00%               138       33,699,149    10.43       8.110        594         244,197      66.78      48.16      90.36
70.01 - 80.00%               324       96,938,968    30.01       7.135        626         299,194      78.47      64.63      95.82
80.01 - 85.00%                67       22,789,125     7.05       7.173        616         340,136      84.46      66.25      94.01
85.01 - 90.00%               268       98,974,579    30.64       6.935        641         369,308      89.81      83.04      87.09
90.01 - 95.00%                63       24,053,620     7.45       7.153        645         381,803      94.80      89.96      98.41
95.01 - 100.00%               51       18,151,615     5.62       7.861        684         355,914     100.00      35.97     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                     954   $  221,048,367    68.43%      7.233%       628        $231,707      84.40%    100.00%     92.34%
Stated Doc                   399       88,515,386    27.40       8.042        636         221,843      80.36       0.00      94.29
Easy Doc                      40       13,468,535     4.17       7.261        609         336,716      79.79       0.00      95.02
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 627   $  178,621,895    55.30%      7.485%       611        $284,883      79.17%     68.02%     94.87%
Purchase                     732      132,874,790    41.13       7.440        655         181,523      88.10      69.53      90.13
Refinance                     34       11,535,603     3.57       7.201        629         339,282      86.25      62.03      96.62
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             1,279   $  300,366,449    92.98%      7.448%       628        $234,845      83.11%     67.95%    100.00%
Non-Owner Occupied            98       17,920,800     5.55       7.777        658         182,865      82.83      77.02       0.00
Second Home                   16        4,745,040     1.47       6.749        662         296,565      83.45      66.15       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2-4 Unit                      96   $   25,621,906     7.93%      7.679%       647        $266,895      82.03%     51.99%     87.76%
Condo                         61       13,554,823     4.20       7.190        650         222,210      83.47      82.44      90.07
Single Family              1,236      283,855,559    87.87       7.449        627         229,657      83.17      69.24      93.59
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        277   $   86,362,662    26.73%      6.942%       642        $311,779      83.64%     73.14%     93.44%
California (Northern)        274       79,014,830    24.46       7.207        635         288,375      85.44      76.99      94.63
New York                     122       37,573,572    11.63       7.385        637         307,980      80.19      46.85      97.59
Florida                      126       20,094,566     6.22       8.012        620         159,481      81.99      62.49      84.98
New Jersey                    72       18,105,662     5.60       7.859        620         251,468      79.80      60.66      89.98
Massachusetts                 33       10,330,018     3.20       8.030        623         313,031      81.57      57.51      91.81
Illinois                      55        9,770,557     3.02       7.850        614         177,646      84.38      53.51      96.58
Maryland                      42        8,089,335     2.50       7.699        606         192,603      81.55      65.64      93.28
Connecticut                   34        5,984,483     1.85       7.941        614         176,014      78.19      67.21      95.56
Virginia                      28        5,518,488     1.71       7.876        607         197,089      82.57      85.34      98.84
Michigan                      25        4,546,194     1.41       8.188        603         181,848      84.55      59.20     100.00
Others                       305       37,641,921    11.65       8.201        615         123,416      83.11      74.38      86.81
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
95023                          7   $    2,670,073     0.83%      7.040%       590        $381,439      82.60%     84.30%    100.00%
95377                          5        1,985,949     0.61       6.503        657         397,190      89.91     100.00     100.00
95123                          4        1,873,227     0.58       7.088        631         468,307      87.41      79.94     100.00
92656                          4        1,829,082     0.57       6.587        621         457,271      85.60     100.00     100.00
94080                          5        1,691,440     0.52       7.266        609         338,288      80.97      51.11     100.00
91710                          4        1,535,800     0.48       6.885        627         383,950      82.14      69.84     100.00
94015                          4        1,421,321     0.44       6.533        637         355,330      77.44      72.63     100.00
33076                          3        1,286,847     0.40       6.868        644         428,949      87.49     100.00     100.00
95120                          2        1,284,346     0.40       6.070        637         642,173      70.18     100.00     100.00
92630                          3        1,201,251     0.37       6.541        622         400,417      81.65      72.75     100.00
Others                     1,352      306,252,952    94.81       7.494        630         226,518      83.10      67.61      92.60
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months               207   $    5,641,215     1.75%      9.769%       635        $ 27,252      85.36%     61.47%     93.48%
181 - 240 Months             209       10,880,549     3.37      11.046        644          52,060      98.23      70.26     100.00
241 - 360 Months             977      306,510,524    94.89       7.286        629         313,726      82.52      68.49      92.73
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
 Amortization            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                     620   $  189,252,613    58.59%      7.527%       618        $305,246      82.39%     61.11%     90.84%
2/28 IO                      121       50,501,567    15.63       6.510        651         417,368      87.22      97.06      99.31
3/27 ARM                      17        6,159,230     1.91       6.957        637         362,308      78.98      69.30      94.00
3/27 IO                       13        5,512,270     1.71       6.306        665         424,021      84.83      76.34     100.00
Fixed                        622       71,606,608    22.17       8.068        643         115,123      82.28      66.89      93.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Periodic Cap              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                        771   $  251,425,681    77.83%      7.282%       626        $326,103      83.33%     68.87%     92.82%
N/A                          622       71,606,608    22.17       8.068        643         115,123      82.28      66.89      93.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Months To              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Rate Reset               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
13-24                        741   $  239,754,181    74.22%      7.313%       625        $323,555      83.41%     68.69%     92.63%
25-36                         30       11,671,500     3.61       6.650        650         389,050      81.75      72.62      96.83
N/A                          622       71,606,608    22.17       8.068        643         115,123      82.28      66.89      93.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Life Maximum           Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
      Rate                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
12.99% & Below                77   $   33,019,660    10.22%      5.715%       673        $428,827      81.30      93.50%     96.26%
13.00-13.49%                  83       34,896,562    10.80       6.253        649         420,441      82.73      77.69      92.64
13.50-13.99%                 162       68,289,247    21.14       6.798        633         421,539      86.43      76.19      92.08
14.00-14.49%                  84       34,106,139    10.56       7.234        626         406,025      87.19      68.75      88.51
14.50-14.99%                  72       28,702,583     8.89       7.714        625         398,647      87.16      47.65      93.24
15.00-15.49%                  30       11,657,461     3.61       8.241        632         388,582      89.23      30.60     100.00
15.50-15.99%                  52       11,989,225     3.71       8.847        568         230,562      79.03      57.02      97.12
16.00-16.99%                 115       16,949,728     5.25       9.439        558         147,389      74.71      49.86      92.89
17.00% & Above                96       11,815,076     3.66      10.957        539         123,074      63.33      60.57      87.93
N/A                          622       71,606,608    22.17       8.068        643         115,123      82.28      66.89      93.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                             Distribution by Margin

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Margin                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                  1   $      460,000     0.14%      5.000%       774        $460,000      80.00%    100.00%    100.00%
6.00- 6.49%                   23        9,962,008     3.08       5.402        685         433,131      78.87     100.00     100.00
6.50- 6.99%                  747      241,003,673    74.61       7.364        623         322,629      83.52      67.52      92.51
N/A                          622       71,606,608    22.17       8.068        643         115,123      66.89      66.89      93.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                 The Group III Adjustable Rate Mortgage Loans(1)

Scheduled Principal Balance:                                       $251,425,681
Number of Mortgage Loans:                                                   771
Average Scheduled Principal Balance:                                   $326,103
Weighted Average Gross Coupon:                                           7.282%
Weighted Average Original FICO Score:                                       626
Weighted Average Original Combined LTV Ratio(2):                         84.15%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll(3):                                          21
Weighted Average Gross Margin(3):                                         6.95%
Weighted Average Initial Rate Cap(3):                                     3.00%
Weighted Average Periodic Rate Cap(3):                                    1.50%
Weighted Average Gross Maximum Lifetime Rate(3):                         14.29%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                   8   $      399,403     0.16%     10.499%       553        $ 49,925      49.33%     62.50%     75.01%
$50,001 - $75,000             40        2,577,301     1.03      10.177        551          64,433      68.98      70.58      89.83
$75,001 - $100,000            41        3,688,204     1.47      10.107        550          89,956      69.91      63.93      87.79
$100,001 - $125,000           30        3,354,501     1.33      10.173        553         111,817      68.61      50.07      85.93
$125,001 - $150,000           42        5,822,562     2.32       9.732        546         138,632      71.18      62.18      95.38
$150,001 - $200,000           44        7,634,125     3.04       9.961        544         173,503      70.33      63.74      88.81
$200,001 - $250,000           21        4,619,544     1.84       9.642        542         219,978      71.87      48.25      95.20
$250,001 - $300,000           12        3,282,712     1.31       8.667        584         273,559      76.02      51.21     100.00
$300,001 - $350,000          125       41,753,116    16.61       7.227        631         334,025      84.70      62.07      90.30
$350,001 - $400,000          163       61,269,631    24.37       7.008        637         375,887      86.85      66.14      91.97
$400,001 - $450,000           91       38,650,099    15.37       6.907        638         424,726      86.93      67.17      94.44
$450,001 - $500,000          109       52,369,803    20.83       6.824        639         480,457      83.05      76.99      91.79
$500,001 - $550,000           19       10,099,282     4.02       6.426        630         531,541      84.08     100.00     100.00
$550,001 - $600,000           19       10,984,508     4.37       6.620        640         578,132      83.57      62.90     100.00
$600,001 - $650,000            3        1,841,031     0.73       6.010        671         613,677      83.34     100.00     100.00
$650,001 & Above               4        3,079,857     1.22       6.242        630         769,964      79.59     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00- 5.49%                   10   $    4,466,810     1.78%      5.231%       679        $446,681      78.54%    100.00%    100.00%
5.50- 5.99%                   67       28,552,850    11.36       5.791        672         426,162      81.73      92.48      95.68
6.00- 6.49%                   84       35,344,459    14.06       6.250        649         420,767      82.82      76.71      92.74
6.50- 6.99%                  162       68,289,247    27.16       6.798        633         421,539      86.43      76.19      92.08
7.00- 7.49%                   84       34,106,139    13.57       7.234        626         406,025      87.19      68.75      88.51
7.50- 7.99%                   70       27,858,990    11.08       7.738        625         397,986      86.93      47.67      93.03
8.00- 8.49%                   31       12,053,157     4.79       8.233        631         388,812      89.58      32.88     100.00
8.50- 8.99%                   52       11,989,225     4.77       8.847        568         230,562      79.03      57.02      97.12
9.00- 9.49%                   63       10,191,361     4.05       9.229        563         161,768      77.30      59.52      91.61
9.50- 9.99%                   52        6,758,367     2.69       9.755        551         129,969      70.81      35.30      94.82
10.00-10.49%                  28        3,384,559     1.35      10.239        537         120,877      68.10      45.56      71.58
10.50-10.99%                  25        3,394,771     1.35      10.693        536         135,791      65.32      76.02     100.00
11.00-11.49%                  22        2,673,169     1.06      11.255        540         121,508      59.90      63.69     100.00
11.50-11.99%                  15        1,454,066     0.58      11.768        551          96,938      53.99      57.96      91.96
12.00-12.49%                   5          561,089     0.22      12.121        536         112,218      62.05      87.04     100.00
12.50-12.99%                   1          347,423     0.14      12.950        522         347,423      65.00       0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                   20   $    7,955,349     3.16%      6.675%       760        $397,767      86.50%     61.46%     73.53%
720-739                       14        5,610,149     2.23       6.783        728         400,725      89.12      67.04      85.27
700-719                       41       15,542,984     6.18       6.828        709         379,097      88.15      61.08      82.20
680-699                       45       17,727,074     7.05       6.786        688         393,935      87.77      56.68      89.29
660-679                       69       29,268,436    11.64       6.562        668         424,180      86.39      64.65      96.36
640-659                       76       31,807,108    12.65       6.738        651         418,515      86.98      68.34      92.71
620-639                       84       33,244,495    13.22       6.857        630         395,768      85.88      75.75      93.84
600-619                       74       28,471,760    11.32       7.047        608         384,754      86.36      80.21      95.16
580-599                       78       26,624,078    10.59       7.359        590         341,334      81.86      72.96      95.07
560-579                       51       12,555,193     4.99       8.104        570         246,180      78.90      80.47      97.53
540-559                       65       14,501,141     5.77       8.276        551         223,094      76.43      62.00      93.49
520-539                       76       15,175,627     6.04       9.147        529         199,679      69.87      67.86      96.00
500-519                       74       12,620,704     5.02       9.358        510         170,550      69.84      57.41      96.31
N/A                            4          321,581     0.13      11.594        N/A          80,396      26.39      68.95     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                  771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                          Distribution by Original LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Original LTV             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                17   $    1,927,082     0.77%     10.144%       555        $113,358      33.43%     51.85%    100.00%
40.01 - 50.00%                13        1,808,286     0.72       9.571        544         139,099      45.86      49.35     100.00
50.01 - 60.00%                30        6,793,420     2.70       8.286        566         226,447      55.51      49.53      96.74
60.01 - 70.00%               103       23,100,281     9.19       8.507        573         224,275      66.99      48.42      91.49
70.01 - 80.00%               247       77,658,092    30.89       7.107        623         314,405      78.66      64.72      95.41
80.01 - 85.00%                45       17,531,406     6.97       7.057        611         389,587      84.44      64.90      93.75
85.01 - 90.00%               216       85,632,522    34.06       6.892        638         396,447      89.86      82.86      87.37
90.01 - 95.00%                51       19,708,522     7.84       7.092        642         386,442      94.82      93.74      98.06
95.01 - 100.00%               49       17,266,070     6.87       7.855        684         352,369     100.00      32.68     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                     514   $  173,152,942    68.87%      7.053%       624        $336,873      84.57%    100.00%     92.23%
Stated Doc                   229       67,131,571    26.70       7.866        635         293,151      80.50       0.00      93.99
Easy Doc                      28       11,141,168     4.43       7.321        602         397,899      81.12       0.00      94.89
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 437   $  134,265,430    53.40%      7.510%       603        $307,244      79.78%     69.28%     95.29%
Purchase                     310      108,700,572    43.23       7.009        654         350,647      87.48      68.98      89.57
Refinance                     24        8,459,678     3.36       7.178        622         352,487      86.23      60.91      95.40
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               709   $  233,376,771    92.82%      7.271%       624        $329,163      83.26%     68.43%    100.00%
Non-Owner Occupied            51       14,196,835     5.65       7.622        654         278,369      83.09      76.52       0.00
Second Home                   11        3,852,074     1.53       6.695        669         350,189      88.42      67.10       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                687   $  223,596,233    88.93%      7.267%       623        $325,468      83.20%     69.64%     93.06%
2-4 Unit                      49        6,879,352     6.71       7.681        642         344,477      83.68      49.07      89.88
Condo                         35       10,950,095     4.36       6.966        653         612,860      85.46      83.64      92.47
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        176   $   68,333,266    27.18%      6.801%       638        $388,257      83.50%     74.09%     92.80%
California (Northern)        180       67,927,098    27.02       7.038        630         377,373      85.07      76.18      93.79
New York                      71       25,400,837    10.10       7.321        630         357,758      81.11      49.62      98.54
Florida                       59       14,516,811     5.77       7.873        615         246,048      81.83      60.47      84.37
New Jersey                    47       13,879,489     5.52       7.924        618         295,308      81.06      57.02      92.24
Massachusetts                 26        8,954,970     3.56       8.067        618         344,422      83.25      56.00      96.12
Illinois                      29        7,848,552     3.12       7.688        611         270,640      85.74      51.86      99.36
Maryland                      18        5,014,685     1.99       7.342        605         278,594      79.38      73.92      92.36
Michigan                      14        4,119,348     1.64       7.859        601         294,239      83.94      63.01     100.00
Virginia                      14        3,664,815     1.46       7.936        585         261,772      84.63      85.00     100.00
Connecticut                   14        3,551,419     1.41       7.999        609         253,673      78.60      64.59      94.75
Others                       123       28,214,393    11.22       7.748        615         229,385      83.02      73.32      85.03
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
95023                          7   $    2,670,073     1.06%      7.040%       590        $381,439      82.60%     84.30%    100.00%
95123                          4        1,873,227     0.75       7.088        631         468,307      87.41      79.94     100.00
92656                          4        1,829,082     0.73       6.587        621         457,271      85.60     100.00     100.00
94080                          4        1,639,136     0.65       7.163        609         409,784      80.36      49.55     100.00
91710                          4        1,535,800     0.61       6.885        627         383,950      82.14      69.84     100.00
94015                          3        1,333,033     0.53       6.254        634         444,344      76.28      70.82     100.00
95120                          2        1,284,346     0.51       6.070        637         642,173      70.18     100.00     100.00
92630                          3        1,201,251     0.48       6.541        622         400,417      81.65      72.75     100.00
10465                          2        1,184,485     0.47       6.075        661         592,242      90.00     100.00     100.00
95127                          3        1,171,155     0.47       7.694        596         390,385      74.64      69.95     100.00
Others                       735   $  235,704,092    93.75       7.315        626         320,686      83.45      68.13      92.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
241 - 360 Months             771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
 Amortization            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                     620   $  189,252,613    75.27%      7.527%       618        $305,246      82.39%     61.11%     90.84%
2/28 IO                      121       50,501,567    20.09       6.510        651         417,368      87.22      97.06      99.31
3/27 ARM                      17        6,159,230     2.45       6.957        637         362,308      78.98      69.30      94.00
3/27 IO                       13        5,512,270     2.19       6.306        665         424,021      84.83      76.34     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Periodic Cap              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Months To              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Rate Reset               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
13-24                        741   $  239,754,181    95.36%      7.313%       625        $323,555      83.41%     68.69%     92.63%
25-36                         30       11,671,500     4.64       6.650        650         389,050      81.75      72.62      96.83
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Life Maximum           Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
      Rate                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
12.99% & Below                77   $   33,019,660    13.13%      5.715%       673        $428,827      81.30%     93.50%     96.26%
13.00-13.49%                  83       34,896,562    13.88       6.253        649         420,441      82.73      77.69      92.64
13.50-13.99%                 162       68,289,247    27.16       6.798        633         421,539      86.43      76.19      92.08
14.00-14.49%                  84       34,106,139    13.57       7.234        626         406,025      87.19      68.75      88.51
14.50-14.99%                  72       28,702,583    11.42       7.714        625         398,647      87.16      47.65      93.24
15.00-15.49%                  30       11,657,461     4.64       8.241        632         388,582      89.23      30.60     100.00
15.50-15.99%                  52       11,989,225     4.77       8.847        568         230,562      79.03      57.02      97.12
16.00-16.99%                 115       16,949,728     6.74       9.439        558         147,389      74.71      49.86      92.89
17.00% & Above                96       11,815,076     4.70      10.957        539         123,074      63.33      60.57      87.93
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                             Distribution by Margin

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Margin                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                  1   $      460,000     0.18%      5.000%       774        $460,000      80.00%    100.00%    100.00%
6.00- 6.49%                   23        9,962,008     3.96       5.402        685         433,131      78.87     100.00     100.00
6.50- 6.99%                  747      241,003,673    95.85       7.364        623         322,629      83.52      67.52      92.51
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                   The Group III Fixed Rate Mortgage Loans(1)

Scheduled Principal Balance:                                       $71,606,608
Number of Mortgage Loans:                                                  622
Average Scheduled Principal Balance:                                  $115,123
Weighted Average Gross Coupon:                                          8.068%
Weighted Average Original FICO Score:                                      643
Weighted Average Original Combined LTV Ratio(2):                        82.28%
Weighted Average Stated Remaining Term (months):                           323
Weighted Average Seasoning (months):                                         3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.


                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                 326   $    7,552,671    10.55%     11.784%       635        $ 23,168      98.96%     63.85%     97.74%
$50,001 - $75,000             83        5,045,391     7.05      10.183        630          60,788      90.44      70.67      82.89
$75,001 - $100,000            49        4,193,495     5.86       9.846        628          85,582      89.22      68.87      84.01
$100,001 - $125,000           31        3,502,756     4.89       9.374        621         112,992      87.76      77.80      81.32
$125,001 - $150,000            9        1,198,215     1.67       8.848        588         133,135      77.87      77.26      77.67
$150,001 - $200,000           13        2,336,265     3.26       8.621        583         179,713      77.63      71.01      84.96
$200,001 - $250,000            6        1,356,466     1.89       9.023        551         226,078      74.84      30.75     100.00
$250,001 - $300,000            4        1,120,313     1.56       8.465        632         280,078      75.10      23.16     100.00
$300,001 - $350,000           14        4,689,038     6.55       6.860        646         334,931      76.09      71.37      92.77
$350,001 - $400,000           21        7,858,688    10.97       6.925        636         374,223      76.75      56.69      94.93
$400,001 - $450,000           23        9,795,020    13.68       6.796        667         425,870      83.63      69.86      95.88
$450,001 - $500,000           25       12,122,108    16.93       6.964        657         484,884      77.24      56.09      95.89
$500,001 - $550,000            6        3,154,297     4.41       6.618        676         525,716      82.03      83.80     100.00
$550,001 - $600,000            7        4,028,383     5.63       7.020        661         575,483      74.31      71.78     100.00
$650,001 & Above               5        3,653,500     5.10       6.572        664         730,700      74.53     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
6.00- 6.49%                   32   $   14,196,311    19.83%      6.266%       678        $443,635      75.50      81.90%     97.19%
6.50- 6.99%                   39       18,189,659    25.40       6.763        656         466,402      78.66      70.42      97.78
7.00- 7.49%                   12        4,941,283     6.90       7.226        663         411,774      79.49      46.31      83.04
7.50- 7.99%                   14        6,246,080     8.72       7.798        622         446,149      81.01      48.88     100.00
8.00- 8.49%                   47        7,101,686     9.92       8.274        611         151,100      79.73      65.45      78.53
8.50- 8.99%                   45        4,476,238     6.25       8.771        602          99,472      79.41      65.07      77.64
9.00- 9.49%                   19        2,050,656     2.86       9.281        570         107,929      79.86      53.27      95.23
9.50- 9.99%                   28        1,782,952     2.49       9.907        638          63,677      93.78      91.80      96.22
10.00-10.49%                  17        1,022,811     1.43      10.209        636          60,165      95.55      86.02     100.00
10.50-10.99%                  77        3,336,251     4.66      10.811        625          43,328      96.94      91.73      98.16
11.00-11.49%                  42        1,722,097     2.40      11.250        635          41,002      98.47      83.33      96.28
11.50-11.99%                  81        2,434,885     3.40      11.723        629          30,060      98.90      62.49      98.76
12.00-12.49%                  95        1,463,902     2.04      12.110        637          15,409      97.28      58.42      91.75
12.50-12.99%                  26          802,114     1.12      12.785        653          30,851      99.53       9.43      98.76
13.00-13.49%                  48        1,839,683     2.57      13.149        634          38,327      99.83       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                   19   $    4,476,239     6.25%      6.948%       755        $235,592      78.89%     82.67%     77.43%
720-739                       12        1,061,539     1.48       8.635        729          88,462      95.21      27.01      84.98
700-719                       26        5,326,710     7.44       7.037        707         204,873      85.14      87.18      98.66
680-699                       34        6,453,186     9.01       7.112        689         189,800      81.43      62.51      94.49
660-679                       55        9,556,630    13.35       7.448        667         173,757      81.10      66.91      95.92
640-659                       84        8,006,314    11.18       8.743        650          95,313      88.77      61.23      93.62
620-639                      151       14,897,187    20.80       8.448        630          98,657      82.65      55.41      92.11
600-619                      129        9,420,778    13.16       8.558        611          73,029      85.86      76.86      95.02
580-599                       48        4,929,437     6.88       8.362        589         102,697      76.44      62.39      91.43
560-579                       17        1,633,538     2.28       8.325        568          96,090      82.59     100.00     100.00
540-559                       23        2,527,102     3.53       8.776        550         109,874      72.10      54.51     100.00
520-539                       15        1,827,387     2.55       8.965        528         121,826      70.97      72.40     100.00
500-519                        9        1,490,560     2.08       8.740        510         165,618      73.00      69.04      96.52
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                  215   $   58,023,686    81.03%      7.278%       644        $269,878      78.30%     66.62%     92.34%
Second Liens                 407       13,582,922    18.97      11.441        641          33,373      99.27      68.05      98.75
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                      Distribution by Original Combined LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
     Original            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
   Combined LTV            Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                 3          821,276     1.15       7.403        609         273,759      21.84      93.24     100.00
40.01 - 50.00%                 4        1,051,274     1.47       7.289        590         262,819      44.48      24.68      67.74
50.01 - 60.00%                 8        2,440,971     3.41       6.867        636         305,121      56.88      48.61      95.58
60.01 - 70.00%                35       10,598,869    14.80       7.245        640         302,825      66.33      47.61      87.91
70.01 - 80.00%                77       19,280,876    26.93       7.247        638         250,401      77.72      64.29      97.46
80.01 - 85.00%                24        5,273,965     7.37       7.575        632         219,749      84.53      70.87      94.73
85.01 - 90.00%                56       13,423,583    18.75       7.238        659         239,707      89.48      84.24      85.40
90.01 - 95.00%               137        5,753,320     8.03       8.508        653          41,995      94.75      77.70      97.38
95.01 - 100.00%              277       12,932,994    18.06      11.156        644          46,690      99.86      67.24      99.92
100.00 - 110.00%               1           29,479     0.04      11.750        613          29,479     103.00     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      66.89%     66.89%     93.55%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                     440   $   47,895,425    66.89%      7.885%       644        $108,853      73.45%    100.00%     92.71%
Stated Doc                   170       21,383,815    29.86       8.596        640         125,787      79.92       0.00      95.22
Easy Doc                      12        2,327,368     3.25       6.974        641         193,947      83.76       0.00      95.68
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 190   $   44,356,465    61.94%      7.410%       633        $233,455      77.32%     64.22%     93.59%
Purchase                     422       24,174,218    33.76       9.378        660          57,285      90.85      72.01      92.67
Refinance                     10        3,075,925     4.30       7.263        649         307,593      86.29      65.12     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               570   $   66,989,678    93.55%      8.066%       641        $117,526      82.57%     66.28%    100.00%
Non-Owner Occupied            47        3,723,965     5.20       8.368        675          79,233      81.84      78.95       0.00
Second Home                    5          892,966     1.25       6.985        631         178,593      62.02      62.02       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2-4 Unit                      47   $    8,742,554    12.21%      7.677%       658        $186,012      78.86%     57.64%     83.67%
Condo                         26        2,604,728     3.64       8.130        636         100,182      75.15      77.40      79.97
Single Family                549       60,259,326    84.15       8.122        641         109,762      83.08      67.77      95.57
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        101   $   18,029,395    25.18%      7.478%       655        $178,509      84.19      69.56%     95.87%
New York                      51       12,172,735    17.00       7.518        652         238,681      78.27      41.07      95.59
California (Northern)         94       11,087,732    15.48       8.242        659         117,955      87.68      81.99      99.81
Florida                       67        5,577,756     7.79       8.376        634          83,250      82.40      67.73      86.54
New Jersey                    25        4,226,173     5.90       7.647        628         169,047      75.66      72.61      82.55
Maryland                      24        3,074,651     4.29       8.280        608         128,110      85.10      52.12      94.78
Connecticut                   20        2,433,065     3.40       7.857        622         121,653      77.59      71.03      96.75
Illinois                      26        1,922,005     2.68       8.510        625          73,923      78.83      60.25      85.20
Virginia                      14        1,853,673     2.59       7.757        651         132,405      78.48      86.02      96.54
Massachusetts                  7        1,375,048     1.92       7.790        656         196,435      70.62      67.35      63.73
Colorado                      10          948,509     1.32       8.721        617          94,851      94.37      90.75      99.10
Others                       183        8,905,866    12.44       9.732        619          48,666      82.56      73.51      91.80
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
92831                          2   $    1,092,682     1.53%      6.500%       702        $546,341      79.59%     53.23%    100.00%
95377                          2          860,805     1.20       6.478        698         430,403      87.53     100.00     100.00
94941                          1          769,293     1.07       6.700        677         769,293      64.33     100.00     100.00
07748                          1          747,915     1.04       6.400        684         747,915      75.00     100.00     100.00
91709                          1          747,643     1.04       6.750        630         747,643      79.79     100.00     100.00
93312                          1          697,844     0.97       6.250        664         697,844      74.21     100.00     100.00
94115                          1          690,805     0.96       6.750        665         690,805      80.00     100.00     100.00
33327                          1          592,998     0.83       6.870        713         592,998      90.00     100.00     100.00
21093                          1          584,351     0.82       6.250        629         584,351      80.00       0.00     100.00
94005                          1          576,084     0.80       6.990        667         576,084      88.92     100.00     100.00
Others                       610       64,246,188    89.72       8.238        639         105,322      82.58      64.80      92.81
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months               207   $    5,641,215     7.88%      9.769%       635        $ 27,252      85.36%     61.47%     93.48%
181 - 240  Months            209       10,880,549    15.19      11.046        644          52,060      98.23      70.26     100.00
241 - 360 Months             206       55,084,843    76.93       7.305        644         267,402      78.81      66.77      92.29
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
 Amortization            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

Appendix A
----------

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Group I Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the A-1, M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates. The Group I Interest Rate Cap will have an initial notional amount of approximately $304,396,137 a strike rate of 1-month LIBOR, as shown below, effective up to 1-month LIBOR equal to 9.25% and a term of 32 months.

The Group I Interest Rate Cap Notional Amount Amortization Schedule
-------------------------------------------------------------------

                                 Interest Rate Cap
Distribution Period (months)    Notional Amount ($)        Strike At (%)
---------------------------- ------------------------ ------------------------
             1                   $304,396,136.76                 6.32031
             2                    297,255,668.00                 6.97695
             3                    290,209,271.95                 6.52928
             4                    283,253,609.21                 6.53156
             5                    276,385,778.44                 6.75144
             6                    269,603,309.45                 6.13945
             7                    262,904,154.51                 7.23766
             8                    256,286,677.98                 6.33439
             9                    249,749,644.12                 6.53999
             10                   243,292,203.18                 6.99215
             11                   236,913,875.79                 6.54185
             12                   230,614,535.61                 7.24341
             13                   224,394,390.45                 6.54278
             14                   218,341,093.56                 6.76122
             15                   212,450,183.08                 6.14687
             16                   206,717,316.32                 7.24490
             17                   201,138,266.52                 6.54411
             18                   195,708,919.79                 6.33992
             19                   190,425,272.07                 7.00179
             20                   185,283,547.92                 6.56770
             21                   180,280,252.01                 8.27783
             22                   175,446,048.10                 9.13296
             23                   170,740,714.51                 8.02488
             24                             0.00                 0.00000
             25                   161,703,048.08                 9.13217
             26                   157,364,170.78                 8.83550
             27                   153,141,122.60                 9.23551
             28                             0.00                 0.00000
             29                             0.00                 0.00000
             30                             0.00                 0.00000
             31                             0.00                 0.00000
             32                   133,722,229.26                 8.95794